As filed with the Securities and Exchange
              Commission on October 29, 1999

                                            File No. 2-63315
            SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549

                         FORM N-1A

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                Pre-Effective Amendment No.

                Post-Effective Amendment No. 28            X
                          and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
1940

                        Amendment No. 27                   X

               ALLIANCE GOVERNMENT RESERVES
    (Exact Name of Registrant as Specified in Charter)
 1345 Avenue of the Americas, New York, New York     10105
   (Address of Principal Executive Office)    (Zip Code)

    Registrant's Telephone Number, including Area Code:
                      (800) 221-5672


                   EDMUND P. BERGAN, JR.
             Alliance Capital Management L.P.
                1345 Avenue of the Americas
                 New York, New York 10105
          (Name and address of agent for service)

               Copies of communications to:
                 Thomas G. MacDonald, Esq.
                    Seward & Kissel LLP
                  One Battery Park Plaza
                 New York, New York 10004

It is proposed that this filing will become effective (check appropriate line)

    __X__immediately upon filing pursuant to paragraph (b)
    _____on (date) pursuant to paragraph (b)
    _____60 days after filing pursuant to paragraph (a)

    _____on (date) pursuant to paragraph (a) of rule 485.
    _____75 days after filing pursuant to paragraph (a)(2)
    _____on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

    _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

For more information about the Fund, the following documents are available upon request:

o Annual/Semi-Annual Reports to Shareholders

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments.

o Statement of Additional Information (SAI)

The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of a current annual/semi-annual report or the SAI, or make inquiries concerning the Fund, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:    c/o Alliance Fund Services, Inc.
            P.O. Box 1520
            Secaucus, New Jersey 07096

By phone:   For Information and Literature:
            (800) 824-1916

Or you may view or obtain these documents from the Securities and Exchange
Commission:

In person:  at the Securities and Exchange Commission's Public Reference Room in
            Washington, D.C.

By phone:   202-942-8090 (for information on the operation of the public reference room only)

By mail:    Public Reference Section
            Securities and Exchange Commission
            Washington, DC 20549-0102
            (duplicating fee required)

By electronic mail: publicinfo@sec.gov (duplicating fee required)

On the Internet: www.sec.gov

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Table of Contents
-----------------
RISK/RETURN SUMMARY...............................   2
FEES AND EXPENSES OF THE FUND.....................   3
OTHER INFORMATION ABOUT THE FUND'S
OBJECTIVES, STRATEGIES, AND RISKS.................   3
   Investment Objectives and Strategies...........   3
   Risk Considerations............................   3
MANAGEMENT OF THE FUND............................   5
PURCHASE AND SALE OF SHARES.......................   6
   How The Fund Values Its Shares.................   6
   How To Buy Shares..............................   6
   How To Sell Shares.............................   6
   Other..........................................   7
DIVIDENDS, DISTRIBUTIONS, AND TAXES...............   7
DISTRIBUTION ARRANGEMENTS.........................   7
GENERAL INFORMATION...............................   7
FINANCIAL HIGHLIGHTS..............................   8
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                                                               File No. 811-2888

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Alliance
Government
Reserves

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Prospectus
November 1, 1999

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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      The Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

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                               RISK/RETURN SUMMARY
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      The following is a summary of certain key information about the Fund. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this summary.

      Objectives: The investment objectives of the Fund are--in the following order of priority--safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives.

      Principal Investment Strategy: The Fund is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Fund pursues its objectives by maintaining a portfolio of high-quality, U.S. Government (including its agencies and instrumentalities) and other U.S.
dollar-denominated money market securities.

      Principal Risks: The principal risks of investing in the Fund are:

      o Interest Rate Risk. This is the risk that changes in interest rates will adversely affect the yield or value of the Fund's investments in debt securities.

      o Credit Risk. This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of the Fund's investments will have its credit ratings downgraded.

      Another important thing for you to note:

      An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE AND BAR CHART INFORMATION

      The performance table shows the Fund's average annual total returns and the bar chart shows the Fund's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in the Fund by showing:

      o the Fund's average annual total returns for one, five, and 10 years; and

      o changes in the Fund's performance from year to year over 10 years.

      The Fund's past performance does not necessarily indicate how it will perform in the future.

      You may obtain current seven-day yield information for the Fund by calling
(800) 221-9513 or your financial intermediary.

                                PERFORMANCE TABLE

                        1 Year      5 Years    10 Years
--------------------------------------------------------------------------------
                         4.60%       4.41%       4.89%
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                                    BAR CHART

[The following information was depicted as a bar chart in the printed material.]

  8.51%   7.50%   5.39%   3.21%   2.36%   3.27%   5.02%   4.48%   4.67%   4.60%

   89      90      91      92      93      94      95      96      97      98

                                                               Calendar Year End

      During the period shown in the bar chart, the highest return for a quarter was 2.16% (quarter ending June 30, 1989) and the lowest return for a quarter was 0.57% (quarter ending September 30, 1993).

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                          FEES AND EXPENSES OF THE FUND
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This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) and Example

The example is to help you compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, the Fund's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.

        ANNUAL FUND OPERATING EXPENSES                           EXAMPLE*
-----------------------------------------------         ------------------------
Management Fees........................   .47%          1 Year..........    $102
Distribution (12b-1) Fees..............   .25%          3 Years.........    $318
Other Expenses.........................   .30%          5 Years.........    $552
                                         ----           10 Years........  $1,225
Total Operating Expenses...............  1.02%
Waiver and/or Expense Reimbursement*...  (.02)%
                                         ----
Net Expenses...........................  1.00%

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* Reflects Alliance's contractual waiver (which continues from year to year unless changed by vote of the Fund's shareholders) of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses so that the Fund's expense ratio does not exceed 1.00%.

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      OTHER INFORMATION ABOUT THE FUND'S OBJECTIVES, STRATEGIES, AND RISKS
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      This section of the Prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Fund.

      Please note:

      o Additional descriptions of the Fund's strategies and investments, as well as other strategies and investments not described below, may be found in the Fund's Statement of Additional Information or SAI.

      o There can be no assurance that the Fund will achieve its investment objectives.

Investment Objectives and Strategies

      As a money market fund, the Fund must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of the Fund's investments. Under that Rule, the Fund's investments must each have a remaining maturity of no more than 397 days and the Fund must maintain an average weighted maturity that does not exceed 90 days.

      The Fund's investments may include:

      o marketable obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, including issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, and bonds;

      o variable rate obligations; and

      o repurchase agreements that are fully collateralized.

      The Fund may commit up to 15% of its net assets to the purchase of when-issued U.S. Government securities.

Risk Considerations

      The Fund's principal risks are interest rate risk and credit risk. Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund's yields as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Fund invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

      Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Fund invests in highly-rated securities to minimize credit risk.

      The Fund may invest up to 10% of its net assets in illiquid securities. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Fund may be unable to sell the security due to legal or contractual restrictions on resale.

      The Fund also is subject to management risk because it is an actively managed portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended result.

      Year 2000: Many computer systems and applications that process transactions use two-digit date fields for the year of a transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and inoperability at or after the year 2000. The Fund and its major service providers, including Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third-party suppliers. In addition, the Fund and its major service providers, including Alliance, are dependent on third-party suppliers for certain systems applications and for electronic receipt of information critical to their business. Should any of the computer systems employed by the Fund or its major service providers, including Alliance, fail to process Year 2000 related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. To the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem, the value of the Fund's shares may be materially affected. In addition, for the Fund's investments in foreign markets, it is possible that foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets.

      The Year 2000 issue is a high priority for the Fund and Alliance. During 1997, Alliance began a formal Year 2000 initiative which established a structured and coordinated process to deal with the Year 2000 issue. As part of its initiative, Alliance established a Year 2000 project office to manage the Year 2000 initiative, focusing on both information technology and non-information technology systems. The Year 2000 project office meets periodically with the audit committee of the board of directors of Alliance Capital Management Corporation, Alliance's general partner, and with Alliance's executive management to review the status of the Year 2000 efforts. Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to Year 2000 issues. Alliance reports that by June 30, 1998 it had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission critical systems (those systems where loss of their function would result in immediate stoppage or significant impairment to core business units) and nonmission critical systems and determined which of these systems were not Year 2000 compliant. All third-party suppliers of mission critical computer systems and nonmission critical systems applications have been contacted to verify whether their systems and applications will be Year 2000 compliant and their responses are being evaluated. Substantially all of those contacted have responded and approximately 90% have informed Alliance that their systems and applications are or will be Year 2000 compliant. All mission and nonmission critical systems supplied by third parties have been tested with the exception of those third parties not able to comply with Alliance's testing schedule. Alliance reports that it expects that all testing will be completed before the end of 1999.

      Alliance has remediated, replaced or retired all of its non-compliant mission critical systems and applications that can affect the Fund. All nonmission critical systems have been remediated. After each system has been remediated, it is tested with 19XX dates to determine if it still performs its intended business function correctly. Next, each system undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replacement and retirement of some of its systems, Alliance has completed these testing phases for 98% of mission critical systems and 100% of nonmission critical systems. Integrated systems tests were conducted to verify that the systems would continue to work together. Full integration testing of all mission critical and nonmission critical systems is completed. Testing of interfaces with third-party suppliers has begun and will continue throughout 1999. Alliance reports that it has completed an inventory of its facilities and related technology applications and has begun to evaluate and test these systems. Alliance reports that it anticipates that these systems will be fully operable in the year 2000. Alliance has deferred certain other planned information technology projects until after the year 2000 initiative is completed. Such delay is not expected to have a material adverse effect on Alliance's financial condition or results of operations. Alliance, with the assistance of a consulting firm, is developing Year 2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide alternative methods of processing in the event of a failure that is outside Alliance's control.

      The estimated current cost to Alliance of the Year 2000 initiative ranges from approximately $40 million to $45 million. These costs consist principally of modification and testing and costs to develop formal Year 2000 specific contingency plans. These costs, which will generally be expensed as incurred, will be funded from Alliance's operations and the issuance of debt. Through June 30, 1999, Alliance had incurred approximately $36.0 million of costs related to the Year 2000 initiative. At this time, management of Alliance believes that the costs associated with resolving the Year 2000 issue will not have a material adverse effect on Alliance's results of operations, liquidity or capital resources.

      There are many risks associated with Year 2000 issues, including the risks that the computer systems and applications used by the Fund and its major service providers, will not operate as intended and that the systems and applications of third-party suppliers to the Fund and its service providers will not be Year 2000 compliant. Likewise there can be no assurance the compliance schedules outlined above will be met or that the actual cost incurred will not exceed cost estimates. Should the significant computer systems and applications used by the Fund or its major service providers, or the systems of their important third-party suppliers, be unable to process date-sensitive information accurately after 1999, the Fund and its service providers may be unable to conduct their normal business operations and to provide shareholders with required services. In addition, the Fund and its service providers may incur unanticipated expenses, regulatory actions and legal liabilities. The Fund and Alliance cannot determine which risks, if any, are most reasonably likely to occur or the effects of any particular failure to be Year 2000 compliant. Certain statements provided by Alliance in this section entitled "Year 2000", as such statements relate to Alliance, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. To the fullest extent permitted by law, the foregoing Year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec. 1 (1998).

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                             MANAGEMENT OF THE FUND
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      The Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of September 30, 1999 totaling more than $317 billion (of which more than $143 billion represented assets of investment companies). As of September 30, 1999, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 28 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 118 separate investment portfolios, currently have more than 4.8 million shareholder accounts.

      Alliance provides investment advisory services and order placement facilities for the Fund. For the fiscal year ended June 30, 1999, the Fund paid Alliance .45% as a percentage of average daily net assets, net of any waivers. (See the "Annual Fund Operating Expenses" at the beginning of the Prospectus for more information about fee waivers.)

      Alliance makes significant payments from its own resources, which include the management fees paid by the Fund, to compensate broker-dealers, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of Fund shares, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities.

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                           PURCHASE AND SALE OF SHARES
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How The Fund Values Its Shares

      The Fund's net asset value or NAV is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 12:00 Noon and 4:00 p.m., Eastern time, on each Fund business day (i.e., each weekday exclusive of days the New York Stock Exchange or the banks in Massachusetts are closed).

      To calculate NAV, the Fund's assets are valued and totaled, liabilities subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

How To Buy Shares

      o Initial Investment

      You may purchase the Fund's shares by instructing your Account Executive to invest in the Fund in connection with your brokerage account.

      You also may purchase the Fund's shares directly from Alliance Fund Services, Inc., or AFS. To obtain an Application Form, please telephone AFS toll-free at (800) 237-5822. You also may obtain information about the Form, purchasing shares, or other Fund procedures by calling this number.

      Minimum Investment Amounts
      o Initial                       $1,000
      o Subsequent                      $100
      o Minimum Maintenance Amount      $500

      These minimums do not apply to shareholder ac counts maintained through financial intermediaries, which may maintain their own minimums.

      o Subsequent Investments

      By Check:

      Mail or deliver your check or negotiable draft made payable to your brokerage firm to your Account Executive, who will deposit it into the Fund. Please indicate your brokerage account number.

      By Sweep:

      Your brokerage firm may offer an automatic "sweep" for the Fund in the operation of brokerage cash accounts for its customers. Contact your Account Executive to determine if a sweep is available and what the sweep requirements are.

How To Sell Shares

      You may "redeem" your shares (i.e., sell your shares) on any Fund business day by contacting your Account Executive. If you do not maintain your shares though a financial intermediary and recently purchased shares by check or electronic funds transfer, you cannot redeem your investment until the Fund is reasonably satisfied the check or electronic funds transfer has cleared (which may take up to 15 days).

      You also may redeem your shares:

      o By Sweep:

      If your brokerage firm offers an automatic sweep arrangement, the sweep will automatically transfer from your Fund account sufficient amounts to cover a debit balance that occurs in your brokerage account for any reason.

      o By Checkwriting:

      With this service, you may write checks made payable to any payee. First, you must fill out a signature card, which you may obtain from your Account Executive. There is a charge for check reorders. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. You cannot write checks for more than the principal balance (not including any accrued dividends) in your account.

Other

      The Fund has two transaction times each Fund business day, 12:00 Noon and 4:00 p.m., Eastern time. Investments receive the full dividend for a day if Federal funds or bank wire monies are received by State Street Bank before 4:00 p.m., Eastern time, on that day.

      Redemption proceeds are normally wired the same business day if a redemption request is received prior to 12:00 p.m., Eastern time. Redemption proceeds are wired or mailed the same day or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.

      The Fund offers a variety of shareholder services. For more information about these services, telephone AFS at (800) 221-5672.

      A transaction, service, administrative or other similar fee may be charged by your financial broker-dealer, agent, financial representative or other financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund.

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                       DIVIDENDS, DISTRIBUTIONS, AND TAXES
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      The Fund's net income is calculated at 4:00 p.m., Eastern time, each business day and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. The Fund expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Fund's dividend distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Any capital gains distributions may be taxable to you as capital gains. The Fund's distributions also may be subject to certain state and local taxes.

      Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all of its distributions for the year.

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                            DISTRIBUTION ARRANGEMENTS
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      The Fund has adopted a plan under Securities and Exchange Commission Rule 12b-1 that allows it to pay asset-based sales charges or distribution and service fees in connection with the distribution of its shares. The amount of these fees is .25% as a percentage of aggregate average daily net assets. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

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                               GENERAL INFORMATION
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      During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephone requests to purchase or sell shares. AFS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

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                              FINANCIAL HIGHLIGHTS
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      The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial information for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming investment of all dividends and distributions). The information has been audited by McGladrey & Pullen, LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, appears in the SAI, which is available upon request.

                                                                                  Year Ended June 30
                                                           ================================================================
                                                             1999           1998           1997        1996           1995
                                                           =======        =======        =======     =======        =======
Net asset value, beginning of period ...................   $  1.00        $  1.00        $  1.00     $  1.00        $  1.00
                                                           -------        -------        -------     -------        -------
Income from Investment Operations
Net investment income ..................................     .0419(a)       .0463(a)       .0443       .0461(a)       .0439(a)
Net gains or losses on securities ......................     .0000          .0000          .0000       .0000          .0000
                                                           -------        -------        -------     -------        -------
Total from investment operations .......................     .0419          .0463          .0443       .0461          .0439
                                                           -------        -------        -------     -------        -------
Less: Distributions
Dividends ..............................................    (.0419)        (.0463)        (.0443)     (.0461)        (.0439)
Distributions ..........................................     .0000          .0000          .0000       .0000          .0000
                                                           -------        -------        -------     -------        -------
Total distributions ....................................    (.0419)        (.0463)        (.0443)     (.0461)        (.0439)
                                                           -------        -------        -------     -------        -------
Net asset value, end of period .........................   $  1.00        $  1.00        $  1.00     $  1.00        $  1.00
                                                           =======        =======        =======     =======        =======
Total Return
Total investment return based on net asset value (b) ...      4.27%          4.74%          4.53%       4.72%          4.48%
Ratios/Supplemental Data
Net assets, end of period (in millions) ................   $ 5,583        $ 4,909        $ 3,762     $ 3,205        $ 2,514
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements .........      1.00%          1.00%          1.00%       1.00%          1.00%
   Expenses, before waivers and reimbursements .........      1.02%          1.01%          1.00%       1.01%          1.05%
   Net investment income ...............................      4.18%(a)       4.63%(a)       4.44%       4.60%(a)       4.42%(a)

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(a)   Net of expenses reimbursed or waived by Alliance.

(b) Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

[LOGO]                       ALLIANCE GOVERNMENT RESERVES
____________________________________________________________

P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
____________________________________________________________

            STATEMENT OF ADDITIONAL INFORMATION
                   November 1, 1999

____________________________________________________________
                     TABLE OF CONTENTS

    Page

Investment Objectives and Policies.........................
Investment Restrictions....................................
Management.................................................
Purchase and Redemption of Shares...........................
Additional Information......................................
Daily Dividends-Determination of Net Asset Value............
Taxes.......................................................
General Information.........................................
Appendix-Commercial Paper and Bond Ratings..................
Financial Statements........................................
Independent Auditor's Report.................................
_______________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund's current Prospectus dated November 1, 1999. A copy of the Prospectus may be obtained by contacting the Fund at the address or telephone number shown above.

(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

_______________________________________________________________

               INVESTMENT OBJECTIVES AND POLICIES
_______________________________________________________________

         The Fund is a series of Alliance Government Reserves (the "Trust"). The Trust was reorganized in October 1984, as a Massachusetts business trust, having previously been a Maryland corporation since formation in December 1978. The Fund is a diversified, open-end investment company whose objectives are - in the following order of priority - safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. There can be no assurance, as is true with all investment companies, that the Fund's objectives will be achieved. The Fund pursues its objectives by maintaining a portfolio of the following investments diversified by maturities not exceeding one year or less (which maturities pursuant to Rule 2a-7 under the Investment Company Act of 1940 as amended (the "Act"), may extend to 397 days or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7):

         1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

         2. Repurchase agreements pertaining to the above securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the counterparty at an agreed-upon future date. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with State Street

Bank and Trust Company ("State Street Bank"), the Fund's custodian. It is the Fund's current practice, which may be changed at any time without shareholder approval, to enter into repurchase agreements only with such primary dealers or State Street Bank. For each repurchase agreement, the Fund requires continual maintenance of the market value of the underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement is always less than 397 days. In the event that a counterparty defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Fund might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Fund's assets.1 Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the counterparty of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

         Reverse Repurchase Agreements. While the Fund has no present plans to do so, it may enter into reverse repurchase agreements, which have the characteristics of borrowing and which involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

         When-Issued Securities. Certain new issues that the Fund is permitted to purchase are available on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs from within ten days to one month after the purchase of the issue. During the period between purchase and settlement, no payment is made by the Fund to the issuer and, thus, no interest accrues to the Fund from the transaction. When-issued securities may be sold prior to the settlement date, but the Fund makes when-issued commitments only with the intention of actually
____________________

1.  As used throughout the Prospectus and Statement of Additional
    Information, the term assets shall refer to the Funds total assets.

acquiring the securities. To facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account of the Fund, U.S. Government securities or other liquid high grade debt securities having value equal to or greater than commitments held by the Fund. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from the available cash flow. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it records the transaction and reflects the value of the security in determining its net asset value. No when-issued commitments will be made if, as a result, more than 15% of the Fund's net assets would be committed.

         Floating and Variable Rate Obligations. The Fund may purchase floating and variable rate obligations, including floating and variable rate demand notes and bonds. The Fund may invest in variable and floating rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Fund may also purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice.

         While there are many kinds of short-term securities used by money market investors, the Fund, in keeping with its primary investment objective of safety of principal, generally restricts its portfolio to the types of investments listed above. Net income to shareholders is aided both by the Fund's ability to make investments in large denominations and by its efficiencies of scale. Also, the Fund may seek to improve its income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The market value of the Fund's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates.

         Except as otherwise provided, the Fund's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "Act") and may, therefore, be changed by the Trustees of the

Trust without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders.

         Rule 2a-7 under the Act. The Fund will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. To the extent that the Fund's limitations are more permissive than Rule 2a-7, the Fund will comply with the more restrictive provisions of the Rule.

         Currently, pursuant to Rule 2a-7, the Fund may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by Alliance Capital Management L.P. (the "Adviser") to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an Eligible Security is a security that
(i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO ("the requisite NRSROs"). Unrated securities may also be Eligible Securities if the Adviser determines that they are of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix attached hereto. Securities in which the Fund invest may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from the requisite NRSROs.

         Under Rule 2a-7 the Fund may not invest more than five percent of its assets in the first tier securities of any one issuer other than the United States Government, its agencies and instrumentalities. A first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations or is an unrated security deemed to be of comparable quality. Government securities are considered to be first tier securities. In addition, the Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than
(A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

         Senior Securities. The Fund will not issue senior securities except as permitted by the Act or the rules, regulations, or interpretations thereof.

_______________________________________________________________

                     INVESTMENT RESTRICTIONS
_______________________________________________________________

         The foregoing investment objectives and policies and the following restrictions may not, except as otherwise indicated, be changed without the approval of a majority of the Fund's outstanding shares. As used in this prospectus, the term "majority of the Fund's outstanding shares" means the affirmative vote of the holders of (a) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or in amount of the Fund's assets will not constitute a violation of that restriction.

         The Fund:

         1. May not purchase any security which has a maturity date more than one year2 from the date of the Fund's purchase;

         2. May not purchase securities other than marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities, or repurchase agreements pertaining thereto;

         3. May not enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's assets would be subject to repurchase agreements not terminable within seven days (which may be considered to be illiquid) or with any one seller3

____________________

2. Which maturity, pursuant to Rule 2a-7, may extend to 397 days, or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7.

3. Pursuant to Rule 2a-7, the seller of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

if, as a result thereof, more than 5% of the Fund's assets would be invested in repurchase agreements purchased from such seller; and may not enter into any reverse repurchase agreements if, as a result thereof, the Fund's obligations with respect to reverse repurchase agreements would exceed 10% of the Fund's assets;

         4. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 10% of the Fund's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist;

         5. May not pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 10% of the Fund's assets;

         6. May not make loans, provided that the Fund may purchase securities of the type referred to in paragraph 2 above and enter into repurchase agreements with respect thereto; or

         7.   May not act as an underwriter of securities.

_______________________________________________________________

                           MANAGEMENT
_______________________________________________________________

Trustees and Officers

         The business and affairs of the Fund are managed under the direction of the Board of Trustees. The Trustees and principal officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105. Those Trustees whose names are preceded by an asterisk are "interested persons" of the Fund as determined under the Act. Each Trustee and officer is also a director, trustee or officer of other registered companies sponsored by the Adviser.

Trustees

         DAVE H. WILLIAMS4 , 67, Chairman, is Chairman of the
Board of Directors of Alliance Capital Management Corporation
("ACMC")5 , sole general partner of the Adviser with which he has been associated since prior to 1994.

         JOHN D. CARIFA4, 54, is the President, Chief Operating
Officer and a Director of ACMC with which he has been associated since prior to 1994.

         SAM Y. CROSS, 72, was, since prior to December 1993, Executive Vice President of The Federal Reserve Bank of New York and manager for foreign operations for The Federal Reserve System. He is also a director of Fuji Bank and Trust Co. He is Executive-In-Residence at the School of International and Public Affairs, Columbia University. His address is 200 East 66th Street, New York, New York 10021.

         CHARLES H. P. DUELL, 61, is President of Middleton Place Foundation with which he has been associated since prior to 1994. He is also a Director of GRC International, Inc., a Trustee Emeritus of the National Trust for Historic Preservation and serves on the Board of Architectural Review, City of Charleston. His address is Middleton Place Foundation, Ashley River Road, Charleston, South Carolina 29414.

         WILLIAM H. FOULK, JR., 67, is an Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1994. His address is 2 Greenwich Plaza, Suite 100, Greenwich, CT 06830.

         DAVID K. STORRS, 55, is President and Chief Executive Officer of Alternative Investment Group, LLC (an investment firm). He was formerly President of The Common Fund (investment management for educational institutions) with which he had been since prior to 1994. His address is 65 South Gate Road, Southport, Connecticut 06490.


____________________

4.  An "interested person" of the Fund as defined in the Act.

5.  For purposes of this Statement of Additional Information,
    ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

         SHELBY WHITE, 61, is an author and financial journalist.
Her address is One Sutton Place South, New York, New York 10022.

Officers

         RONALD M. WHITEHILL - President, 61, is a Senior Vice
President of ACMC and President of Alliance Cash Management
Services with which he has been associated since prior to 1994.

         KATHLEEN A. CORBET - Senior Vice President, 39, is an
Executive Vice President of ACMC with which she has been associated since prior to 1994.

         DREW BIEGEL - Senior Vice President, 48 is a Vice
President of ACMC with which he has been associated since prior to 1994.

         JOHN R. BONCZEK - Senior Vice President, 39, is a Vice
President of ACMC with which he has been associated since prior to 1994.

         ROBERT I. KURZWEIL - Senior Vice President, 48, is a
Vice President of ACMC with which he has been associated since prior to May 1994.

         WAYNE D. LYSKI - Senior Vice President, 58, is an
Executive Vice President of ACMC with which he has been associated since prior to 1994.

         PATRICIA ITTNER - Senior Vice President, 48, is a Vice
President of ACMC with which she has been associated since prior to 1994.

         RAYMOND J. PAPERA - Senior Vice President, 43, is a
Senior Vice President of ACMC with which he has been associated since prior to 1994.

         KENNETH T. CARTY - Vice President, 38 is a Vice
President of ACMC with which he has been associated since prior to 1994.

         JOHN F. CHIODI, Jr. - Vice President, 33, is a Vice
President of ACMC with which he has been associated since prior to 1994.

         DORIS T. CILIBERTI - Vice President, 35, is an Assistant
Vice President of ACMC with which she has been associated since prior to 1994.

         MARIA R. CONA - Vice President, 44, is an Assistant Vice
President of ACMC with which she has been associated since prior to 1994.

         WILLIAM J. FAGAN - Vice President, 37, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1994.

         JOSEPH R. LASPINA - Vice President, 39, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1994.

         LINDA N. KELLEY - Vice President, 39, is an Assistant
Vice President of ACMC with which she has been associated since prior to 1994.

         EDMUND P. BERGAN, Jr. - Secretary, 49, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS") with which he has been associated since prior to 1994.

         MARK D. GERSTEN - Treasurer and Chief Financial Officer,
49, is a Senior Vice President of AFS and a Vice President of AFD with which he has been associated since prior to 1994.

         VINCENT S. NOTO - Controller, 34, is an Assistant Vice
President of AFS with which he has been associated since prior to 1994.

         ANDREW L. GANGOLF - Assistant Secretary, 45, is a Vice
President and Assistant General Counsel of AFD with which he has been associated since December 1994.

         DOMENICK PUGLIESE - Assistant Secretary, 38, is a Vice President and Assistant General Counsel of AFD with which he has been associated since May 1995. Prior thereto, he was Vice President and Counsel of Concord Holding Corporation since prior to 1994.

         EMILIE D. WRAPP - Assistant Secretary, 43, is a Vice
President and Assistant General Counsel of AFD with which she has been associated since prior to 1994.

         As of October 8, 1999, the Trustees and officers as a group owned less than 1% of the shares of the Fund.

         The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended June 30, 1999, the aggregate compensation paid to each of the Trustees during calendar year 1998 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.


                                                               Total Number
                                                Total Number   of Investment
                                                of Funds in    Portfolios
                                                the Alliance   Within the
                                                Fund Complex,  Funds,
                                  Compensation  Including the  Including the
                                  from the      Fund, as to    Fund, as to
                    Aggregate     Alliance Fund which the      which the
                    Compensation  Complex,      Trustee is a   Trustee is a
Name of Trustee     from          Including     Director or    Director or
of the Fund         the Fund      the Fund      Trustee        Trustee

Dave H. Williams      $-0-        $-0-                6             15
John D. Carifa        $-0-        $-0-               50            116
Sam Y. Cross          $2,343      $ 12,000            3             12
Charles H.P. Duell    $2,343      $ 12,000            3             12
William H. Foulk, Jr. $2,343      $214,002           45            111
David K. Storrs       $2,343      $ 12,000            3             12
Shelby White          $2,343      $ 12,000            3             12


The Adviser

         The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Trustees.

    The Adviser is a leading international adviser managing client accounts with assets as of September 30, 1999 totaling more than $317 billion (of which more than $143 billion represented assets of investment companies). As of September 30, 1999, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 28 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by the Adviser, comprising 118 separate investment portfolios, currently have approximately 4.8 million shareholder accounts.

    ACMC is the general partner of the Adviser. As of September 30, 1999, The Equitable Life Assurance Society of the United States ("Equitable"), ACMC, Inc. and Equitable Capital Management Corporation ("ECMC") were the beneficial owners of approximately 56% of the outstanding Units of the Adviser. ACMC, ECMC and ACMC, Inc. are wholly owned subsidiaries of Equitable, one of the largest life insurance companies in the United States. ECMC is a registered investment adviser and ACMC, Inc. is a holding company for Units of the Adviser. Equitable is a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange. AXA Financial serves as the holding company for the Adviser, Equitable and Donaldson, Lufkin & Jenrette, Inc., a broker-dealer holding company. As of September 30, 1999, AXA, a French insurance holding company, owned approximately 56% of the issued and outstanding shares of the common stock of AXA Financial.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, the Fund pays an advisory fee at an annual rate of .50 of 1% of up to $1.25 billion of the average daily value of the Fund's net assets, .49 of 1% of the next $.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets,
 .46 of 1% of the next $1 billion of such assets and .45 of 1% of the average daily net assets of the Fund in excess of $3 billion. The fee is accrued daily and paid monthly under the Advisory Agreement. The Adviser will reimburse the Fund to the extent that its net expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. For the fiscal years ended June 30, 1997,

1998 and 1999 the Adviser received from the Fund, advisory fees (net of reimbursement for the fiscal years ended June 30, 1998 and 1999) of $17,412,020, $19,694,085 (net of $528,930 of expense reimbursement) and $25,589,419 (net of $1,123,076 of expense reimbursement), respectively. In accordance with the Distribution Services Agreement described below, the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Fund. The Fund also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Commission and with state regulatory authorities. The Fund pays all other expenses incurred in its operations, including the Adviser's management fees; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, administrative accounting, and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser; costs of maintenance of the Trust's existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser; if so done, the services are provided to the Fund at cost and the payments therefor must be specifically approved in advance by the Trustees. The Fund paid to the Adviser a total of $164,000, $167,000 and $169,000, respectively, for such services for the fiscal years ended June 30, 1997, 1998 and 1999.

         The Fund has made arrangements with certain broker-dealers, including Pershing, Division of Donaldson, Lufkin & Jenrette Securities Corporation ("Pershing"), an affiliate of the Adviser, whose customers are Fund shareholders pursuant to which payments are made to such broker-dealers performing recordkeeping and shareholder servicing functions. Such functions may include opening new shareholder accounts, processing purchase and redemption transactions, and responding to inquiries regarding the Fund's current yield and the status of shareholder accounts. The Fund pays fully disclosed and omnibus broker dealers (including Pershing) for such services. The fund may also pay for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, reimburses fully-disclosed broker-dealers at cost for personnel expenses involved in providing such services. All such payments must be approved or ratified by the Trustees. For the fiscal years ended June 30, 1997, 1998 and 1999, the Fund reimbursed such broker-dealers a total of $2,146,522, $5,301,680 and $10,301,555, respectively.

         The Advisory Agreement became effective on July 22, 1992. Continuance of the Advisory Agreement until June 30, 2000 was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 21, 1999.

         The Advisory Agreement will remain in effect thereafter from year to year provided that such continuance is specifically approved annually by a vote of a majority of the outstanding shares of the Fund or by the Fund's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons as defined in the Act. The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of the Fund; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction in regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

Distribution Services Agreement

         Rule 12b-1 under the Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund has entered into a Distribution Services Agreement (the "Agreement") which includes a plan adopted pursuant to Rule 12b-1 (the "Plan") with AFD (the "Distributor"), which applies to both series of the Trust. Pursuant to the Plan, the Fund makes payments each month to AFD in an amount that will not exceed, on an annualized basis, .25 of 1% of the Fund's aggregate average daily net assets. In addition, under the Agreement the Distributor makes payments for distribution assistance and for administrative, accounting and other services from its own resources which may include the management fee paid by the Fund.

         Payments under the Agreement are used in their entirety for (i) payments to broker-dealers and other financial intermediaries, including the Distributor and Donaldson, Lufkin & Jenrette Securities Corporation and its Pershing Division, affiliates of the Adviser, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and (ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement the Trustees determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. During the fiscal year ended June 30, 1999, the Fund made payments to the Distributor for expenditures, under the Agreement in amounts aggregating $14,312,497 which constituted .25 of 1% of the Fund's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $17,618,657. Of the $31,931,154 paid by the Adviser and the Fund under the Agreement, $1,159,000 was paid for advertising, printing, and mailing of prospectuses to persons other than current shareholders (the Fund's pro rata share was approximately $519,497); and $30,772,154 was paid to broker-dealers and other financial intermediaries for distribution assistance (the Fund's pro rata share was approximately $13,793,000).

         The administrative and accounting services provided by banks and other depository institutions may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding the Fund. As interpreted by courts and administrative agencies, certain laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the administrative and accounting services described above. The Trustees will consider appropriate modifications to the Fund's operations, including discontinuance of payments under the Agreement to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.

         The Treasurer of the Fund reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the Act) are committed to the discretion of the disinterested Trustees then in office.

         The Agreement became effective on July 22, 1992. Continuance of the Agreement until June 30, 2000 was approved by the vote, cast in person by all the Trustees of the Fund who neither were interested persons of the Fund nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 21, 1999. The Agreement may be continued annually thereafter if approved by a majority vote of the Trustees who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Agreement or in any related agreement, cast in person at a meeting called for that purpose.

         All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose, and the Agreement may not be amended in order to increase materially the costs which the Fund may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Fund. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of the Fund or by the Distributor. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than sixty days' written notice by a vote of the majority of non-party Trustees, by a vote of a majority of the outstanding shares of the Fund, or by the Distributor and will terminate automatically in the event of its assignment.

         The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to .75% and .25%, respectively, of average annual net assets.

_______________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
_______________________________________________________________

         Generally, shares of the Fund are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed.

    Accounts Not Maintained Through Financial Intermediaries

Opening Accounts - New Investments

    A. When Funds are Sent by Wire (the wire method permits immediate credit)

         1)   Telephone the Fund toll-free at (800) 824-1916.
              The Fund will ask for the name of the account as you wish it to be registered, address of the account, and taxpayer identification number (social security number for an individual). The Fund will then provide you with an account number.

         2)   Instruct your bank to wire Federal funds (minimum
              $1,000) exactly as follows:

              ABA 0110 0002-8
              State Street Bank and Trust Company
              Boston, MA  02101
              Alliance Government Reserves
              DDA 9903-279-9

              Your account name as registered with the Fund
              Your account number as registered with the Fund

         3)   Mail a completed Application Form to:

              Alliance Fund Services, Inc.
              P.O. Box 1520
              Secaucus, New Jersey  07096-1520

    B.   When Funds are Sent by Check

         1)   Fill out an Application Form.

         2) Mail the completed Application Form along with your check or negotiable bank draft (minimum $1,000), payable to "Alliance Government Reserves," to Alliance Fund Services, Inc. as in A(3) above.

Subsequent Investments

    A.   Investments by Wire (to obtain immediate credit)

         Instruct your bank to wire Federal funds (minimum $100) to State Street Bank and Trust Company ("State Street Bank") as in A(2) above.

    B.   Investments by Check

         Mail your check or negotiable bank draft (minimum $100), payable to "Alliance Government Reserves," to Alliance Fund
Services, Inc. as in A(3) above.

         Include with the check or draft the "next investment" stub from one of your previous monthly or interim account statements. For added identification, place your Fund account number on the check or draft.

Investments Made by Check

         Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt and, thus, is then invested in the Fund. Checks drawn on banks which are not members of the Federal Reserve System may take longer to be converted and invested. All payments must be in United States dollars.

         PROCEEDS FROM ANY SUBSEQUENT REDEMPTION BY YOU OF FUND SHARES THAT WERE PURCHASED BY CHECK OR ELECTRONIC FUNDS TRANSFER WILL NOT BE FORWARDED TO YOU UNTIL THE FUND IS REASONABLY ASSURED THAT YOUR CHECK OR ELECTRONIC FUNDS TRANSFER HAS CLEARED, UP TO FIFTEEN DAYS FOLLOWING THE PURCHASE DATE. If the redemption request during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

Redemptions

    A.   By Telephone

         You may withdraw any amount from your account on any Fund business day (i.e., any weekday exclusive of days on which the New York Stock Exchange or State Street Bank is closed) via orders given to AFS by telephone toll-free (800) 824-1916. Such redemption orders must include your account name as registered with the Fund and the account number.

         If your telephone redemption order is received by AFS prior to 12:00 Noon (Eastern time), we will send the proceeds in Federal funds by wire to your designated bank account that day. The minimum amount for a wire is $1,000. If your telephone redemption order is received by AFS after 12:00 Noon and before 4:00 p.m., we will wire the proceeds the next business day. You also may request that proceeds be sent by check to your designated bank. Redemptions are made without any charge to you.

         During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, or AFS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

    B.   By Checkwriting

         With this service, you may write checks made payable to any payee. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First, you must fill out the Signature Card which is with the Application Form. If you wish to establish this checkwriting service subsequent to the opening of your Fund account, contact the Fund by telephone or mail. There is no separate charge for the checkwriting service, except that State Street Bank may impose charges for checks which are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. There is currently a $7.50 charge for check reorders.

The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented to State Street Bank for payment.

    C.   By Mail

         You may withdraw any amount from your account at any time by mail. Written orders for withdrawal, accompanied by duly endorsed certificates, if issued, should be mailed to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520. Such orders must include the account name as registered with the Fund and the account number. All written orders for redemption, and accompanying certificates, if any, must be signed by all owners of the account with the signatures guaranteed by an institution which is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

_______________________________________________________________

                     ADDITIONAL INFORMATION
_______________________________________________________________

         Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to State Street Bank. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day.
Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, the Distributor accepts purchase orders from its customers up to 2:15 p.m. Eastern time for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

         Orders for the purchase of Fund shares become effective at the next transaction time after Federal funds or bank wire monies become available to State Street Bank for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at State Street Bank by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve

System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments
(including checks from individual investors) must be in United
States dollars.

         All shares purchased are confirmed to each shareholder and are credited to his or her account at the net asset value.
To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, checkwriting or periodic redemption procedures. The Fund reserves the right to reject any purchase order.

         Arrangements for Telephone Redemptions. If you wish to use the telephone redemption procedure, indicate this on your Application Form and designate a bank and account number to receive the proceeds of your withdrawals. If you decide later that you wish to use this procedure, or to change instructions already given, send a written notice to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520, with your signature guaranteed by an institution which is an eligible guarantor. For joint accounts, all owners must sign and have their signatures guaranteed.

         Automatic Investment Program. A shareholder may purchase shares of the Fund through an automatic investment program through a bank that is a member of the National Automated Clearing House Association. Purchases can be made on a Fund business day each month designated by the shareholder. Shareholders wishing to establish an automatic investment program should write or telephone the Fund or AFS at (800) 221-5672.

         Retirement Plans. The Fund's objectives of safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives may make it a suitable investment vehicle for part or all of the assets held in various tax-deferred retirement plans. The Fund has available forms of individual retirement account (IRA), simplified employee pension plans (SEP), 403(b)(7) plans and employer-sponsored retirement plans (Keogh or HR10 Plan). Certain services described in this prospectus may not be available to retirement accounts and plans. Persons desiring information concerning these plans should write or telephone the Fund or AFS at
(800) 221-5672.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, is the custodian under these plans. The custodian charges a nominal account establishment fee and a nominal annual maintenance fee. A portion of such fees is remitted to AFS to compensate that organization for services rendered to retirement plan accounts maintained with the Fund.

         Periodic Distribution Plans. Without affecting your right to use any of the methods of redemption described above, by checking the appropriate boxes on the Application Form, you may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan you receive monthly payments of all the income earned in your Fund account, with payments forwarded by check or electronically via the Automated Clearing House ("ACH") network shortly after the close of the month. Under the Systematic Withdrawal Plan, you may request payments by check or electronically via the ACH network in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, you can order, via a signature-guaranteed letter to the Fund, such periodic payments to be sent to another person. Shareholders wishing either of the above plans electronically through the ACH network should write or telephone the Fund or AFS at (800) 221-5672.

         The Fund has the right to close out an account if it has a zero balance on December 31 and no account activity for the first six months of the subsequent year. Therefore, unless this has occurred, a shareholder with a zero balance, when reinvesting, should continue to use his account number. Otherwise, the account should be re-opened pursuant to procedures described above or through instructions given to a financial intermediary.

         A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday exclusive of New Year's Day, Martin Luther King, Jr. Day, President's Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively.
On any such day that is an official bank holiday in Massachusetts, neither purchases nor wired redemptions can become effective because Federal funds cannot be received or sent by State Street Bank. On such days, therefore, the Fund can only accept redemption orders for which shareholders desire remittance by check. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and the income earned.
_______________________________________________________________

        DAILY DIVIDENDS--DETERMINATION OF NET ASSET VALUE
_______________________________________________________________

         All net income of the Fund is determined after the close of each business day, currently 4:00 p.m. Eastern time (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

         Net income consists of all accrued interest income on Fund portfolio assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income. Net asset value per share is expected to remain constant at $1.00 since all net income is declared as a dividend each time net income is determined.

         The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

         The Fund maintains procedures designed to maintain, to the extent reasonably possible, the price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees to the extent required by Rule 2a-7 under the Act at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Fund calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

         The net asset value of the shares is determined each business day at 12:00 Noon and 4:00 p.m. (Eastern time). The net asset value per share is calculated by taking the sum of the value of the Fund's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

_______________________________________________________________

                              TAXES
_______________________________________________________________

         The Fund has qualified in each fiscal year to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Fund distributes all of its net income and capital gains, the Fund itself should thereby avoid all Federal income and excise taxes.

         For shareholders' Federal income tax purposes, all distributions by the Fund out of interest income and net realized short-term capital gains are treated as ordinary income and distributions of long-term capital gains, if any, are treated as long-term capital gains irrespective of the length of time the shareholder held shares in the Fund. Since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for corporate shareholders, none of the Fund's distributions will be eligible for the dividends-received deduction under current law.

_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

         Portfolio Transactions. Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. Because the Fund invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

         The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal years ended June 30, 1997, 1998 and 1999, the Fund paid no brokerage commissions.

         Capitalization. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees, in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the Act and the law of the Commonwealth of Massachusetts. If shares of another class were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series for the election of Trustees and on any other matter that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate classes. Certain procedures for the removal by shareholders of trustees of investment trusts, such as the Fund, are set forth in Section 16(c) of the Act.

         At October 8, 1999, there were 6,071,512,853 shares of beneficial interest of the Fund outstanding. To the knowledge of the Fund the following persons owned of record and no person owned beneficially, 5% or more of the outstanding shares of the Portfolio as of October 8, 1999:

                                       No. of           % of
Name and Address                       Shares           Class

Pershing as Agent                      1,178,462,293    19%
Omnibus Account for
Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

Pershing as Agent                      4,239,427,399    70%
Omnibus Account for
Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

         Shareholder Liability. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or officers of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the

Fund would be unable to meet its obligations. In the view of the Adviser, such risk is not material.

         Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel LLP, New York, New York, counsel for the Fund and the Adviser. Seward & Kissel LLP has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.

         Accountants. An opinion relating to the Fund's financial statements is given herein by McGladrey & Pullen, LLP, New York, New York, independent auditors for the Fund. Effective
September 25, 1999, the Fund's auditors for the fiscal year ending June 30, 2000 are PricewaterhouseCoopers LLP.

         Yield Quotations. Advertisements containing yield quotations for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Such yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933. Yield quotations are thus determined by (i) computing the net change over a seven-day period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of such period, and (iii) multiplying such base period return the result by (365/7)--with the resulting yield figure carried to the nearest hundredth of one percent. The Fund's effective annual yield represents a compounding of the annualized yield according to the following formula:

    effective yield = [(base period return + 1)365/7] - 1

         The Fund's yield for the seven-day period ended June 30, 1999 was 4.04% which is the equivalent of a 4.12% compounded effective yield. Absent such reimbursement, the annualized yield for such period would have been 4.02%, equivalent to an effective yield of 4.10%. Current yield information for the Fund can be obtained by a recorded message by telephoning toll-free at
(800) 221-9513.

         Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.

_______________________________________________________________

     REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
______________________________________________________________


--------------------------------------------------------------------------------

  Alliance
  Government
  Reserves

                            Alliance Capital [LOGO](R)


  Annual Report
  June 30, 1999

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
June 30, 1999                                       Alliance Government Reserves
================================================================================

Principal
 Amount
 (000)      Security                         Yield                   Value
--------------------------------------------------------------------------------

            U.S. GOVERNMENT
            AGENCIES-84.2%
            FEDERAL HOME
            LOAN MORTGAGE
            CORP.-37.9%
$  160,000  7/13/99.................          4.78%         $  159,748,267
    94,000  8/23/99.................          4.79              93,348,188
    45,500  7/09/99.................          4.80              45,451,871
    91,000  8/10/99.................          4.80              90,522,756
    94,000  8/13/99.................          4.80              93,470,049
   102,500  8/20/99.................          4.80             101,828,055
    69,500  7/06/99.................          4.81              69,454,149
    94,000  9/13/99.................          4.81              93,089,924
    53,395  7/06/99.................          4.83              53,359,663
    46,000  7/09/99.................          4.83              45,951,444
    74,000  7/14/99.................          4.83              73,871,733
     8,500  7/16/99.................          4.83               8,483,142
    25,500  7/01/99.................          4.84              25,500,000
   100,000  9/10/99.................          4.84              99,065,167
    91,406  7/09/99.................          4.85              91,309,211
    41,500  8/06/99.................          4.85              41,302,668
    70,000  10/01/99................          4.86              69,152,067
    90,500  7/09/99.................          4.87              90,402,260
   140,000  9/02/99.................          4.97             138,789,700
   100,000  9/15/99.................          5.03              98,950,778
   100,000  9/16/99.................          5.03              98,936,972
    30,000  7/23/99.................          5.05              29,907,783
    89,000  8/03/99.................          5.06              88,588,820
    18,000  9/17/99.................          5.07              17,804,610
    42,500  9/23/99.................          5.08              42,002,183
    35,000  9/10/99.................          5.09              34,652,790
    66,500  9/10/99.................          5.12              65,835,055
    30,000  9/09/99.................          5.13              29,703,667
   128,000  9/23/99.................          5.13             126,485,760
                                                            --------------
                                                             2,116,968,732
                                                            --------------
            FEDERAL HOME
            LOAN BANK-19.2%
    25,000  4.75%, 7/13/99..........          4.87              24,960,417
    18,000  4.82%, 8/12/99 FRN......          5.33              17,989,519
    36,000  4.95%, 2/17/00..........          5.07              35,973,571
    57,500  4.95%, 2/18/00..........          5.07              57,457,604
   154,000  5.00%, 2/10/00..........          5.00             153,997,238
    10,000  5.02%, 3/03/00..........          5.03               9,997,900
    20,000  5.03%, 7/23/99..........          5.05              19,938,522
    30,000  5.03%, 2/25/00..........          5.00              29,990,767
    35,000  5.05%, 3/03/00..........          5.15              34,995,799
    64,000  5.05%, 3/03/00..........          5.05              64,000,000
    96,400  5.10%, 3/03/00..........          5.17              96,366,412
    91,000  5.10%, 5/17/00..........          5.17              90,947,325
    41,000  5.14%, 3/17/00..........          5.12              41,000,000
    91,000  5.15%, 5/19/00..........          5.25              90,931,737
    91,000  5.16%, 3/08/00..........          5.23              90,953,195
   120,000  5.30%, 8/18/99 FRN......          5.35             119,992,110
    91,100  5.41%, 6/14/00..........          5.45              91,068,206
                                                            --------------
                                                             1,070,560,322
                                                            --------------
            STUDENT LOAN
            MARKETING
            ASSOCIATION-15.6%
    84,000  5.48%, 2/14/00 FRN......          5.54              83,969,178
   140,000  5.50%, 12/03/99 FRN.....          5.54             139,976,219
   184,000  5.51%, 2/04/00 FRN......          5.59             183,978,493
   189,000  5.53%, 11/24/99 FRN.....          5.56             188,977,320
    84,000  5.57%, 9/30/99 FRN......          5.57              84,000,000
   189,000  5.58%, 11/09/99 FRN.....          5.61             188,959,979
                                                            --------------
                                                               869,861,189
                                                            --------------
            FEDERAL NATIONAL
            MORTGAGE
            ASSOCIATION-11.1%
    18,000  4.32%, 9/22/99 FRN......          5.17              17,966,600
    29,237  4.74%, 9/22/99..........          4.85              28,917,488
    27,700  4.76%, 7/30/99..........          4.84              27,593,786
    99,500  4.76%, 9/17/99..........          4.88              98,473,823
   176,000  5.00%, 7/20/99..........          5.04             175,535,556
    90,200  5.00%, 5/05/00 MTN......          5.10              90,111,663
    40,000  5.01%, 9/22/99..........          5.07              39,537,967
    50,000  5.03%, 7/20/99..........          5.04              49,867,264
    63,900  5.04%, 4/06/00 MTN......          5.10              63,863,092
    31,000  5.09%, 12/08/99.........          5.21              30,298,711
                                                            --------------
                                                               622,165,950
                                                            --------------
            FEDERAL FARM
            CREDIT BANK-0.4%
     6,000  4.87%, 9/01/99..........          4.98               5,998,556
    14,000  5.43%, 8/02/99 MTN......          4.96              14,004,172
                                                            --------------
                                                                20,002,728
                                                            --------------
            Total U.S. Government
            Agencies
            (amortized cost
            $4,699,558,921).........                         4,699,558,921
                                                            --------------

STATEMENT OF NET ASSETS (continued)                 Alliance Government Reserves
================================================================================

Principal
 Amount
 (000)      Security                         Yield                   Value
--------------------------------------------------------------------------------

            REPURCHASE AGREEMENTS-17.2%
            ABN Amro
$  245,000  4.90%, dated 6/30/99,
            due 7/01/99 in the
            amount of $245,033,347
            (cost $245,000,000;
            collateralized by
            $100,000,000 FHLMC,
            6.18%, 6/14/02,
            value $99,742,725,
            $100,000,000 FFCB 31331H,
            4.77%, 8/02/99,
            value $100,695,628 and
            $49,987,000 FMC
            Discount Note, 9/09/99,
            value $49,404,214)......          4.90%         $  245,000,000
            Lehman Brothers, Inc.
    50,000  5.00%, dated 6/30/99,
            due 7/01/99 in the
            amount of $50,006,944
            (cost $50,000,000;
            collateralized by
            $58,447,000 FNMA 15 Year
            8.00%, 3/01/11,
            value $26,537,561 and
            $26,099,363 FHLMC
            Gold PC 15 Year,
            6.00%, 5/01/14,
            value $25,035,475)......          5.00              50,000,000
            Paine Webber, Inc.
   245,000  5.02%, dated 6/30/99,
            due 7/08/99 in the
            amount of $245,273,311
            (cost $245,000,000;
            collateralized by
            $20,931,993 GNMA I 780947,
            value $23,661,174,
            $40,000,000 GNMA I 780886,
            value $37,913,361,
            $18,889,426 FHLMC C25626,
            value $18,651,844,
            $28,239,000 FNMA 190635,
            value $15,055,165,
            $30,000,000 FNMA 313819,
            value $23,660,594,
            $30,000,000 FNMA 413213,
            value $27,950,982,
            $18,748,000 GNMA I 780886,
            value $14,338,833,
            $50,000,000 FNMA 313294,
            value $31,897,294,
            $50,000,000 FNMA 252571,
            value $50,000,000 and
            $49,993,974 FNMA 303295,
            value $13,360,300) (a)..          5.02             245,000,000
            Paribas Corp.
   100,000  5.00%, dated 6/30/99,
            due 7/01/99 in the
            amount of $100,013,889
            (cost $100,000,000;
            collateralized by
            $50,000,000 FFCB,
            4.875%, 9/01/99,
            value $50,147,747 and
            $51,855,000 FHLB,
            5.48%, 6/21/00,
            value $51,837,647)......          5.00             100,000,000
            Prudential Securities, Inc.
   245,000  4.95%, dated 6/30/99,
            due 7/07/99 in the
            amount of $245,033,688
            (cost $245,000,000;
            collateralized by
            $44,705,000 FNMA 323436,
            6.00%, 11/01/28
            value $40,834,053,
            $99,487,938 FNMA 323362,
            6.00%, 11/01/28,
            value $90,840,049,
            $135,938,292 FNMA 323549,
            7.50%, 10/01/28,
            value $119,721,736 and
            $49,704,000 FNMA 323461,
            7.50%, 10/01/13,
            value $38,983,143)......          4.95             245,000,000
            State Street Bank &
            Trust Co.
    20,000  4.65%, dated 6/30/99,
            due 7/01/99 in the
            amount of $20,002,583
            (cost $20,000,000;
            collateralized by
            $20,275,000
            U.S. Treasury Note,
            5.00%, 2/28/01,
            value $20,402,003)......          4.65              20,000,000

                                                    Alliance Government Reserves
================================================================================

Principal
 Amount
 (000)      Security                         Yield                   Value
--------------------------------------------------------------------------------

            State Street Bank &
            Trust Co.
$   55,100  4.80%, dated 6/30/99,
            due 7/01/99 in the
            amount of $55,107,347
            (cost $55,100,000;
            collateralized by
            $55,855,000
            U.S. Treasury Note,
            5.00%, 2/28/01,
            value $56,204,876)......          4.80%         $   55,100,000
                                                            --------------

            Total Repurchase
            Agreements
            (amortized cost
            $960,100,000)...........                           960,100,000
                                                            --------------

            TOTAL INVESTMENTS-101.4%
            (amortized cost
            $5,659,658,921).........                         5,659,658,921
            Other assets less
            liabilities-(1.4%)......                           (76,593,224)
                                                            --------------

            NET ASSETS-100%
            (offering and redemption
            price of $1.00 per share;
            5,583,900,617 shares
            outstanding)............                         5,583,065,697
                                                            ==============

--------------------------------------------------------------------------------

(a)   Repurchase agreements which are terminable within 7 days.

      Glossary of Terms:

      FRN   Floating Rate Note
      FFCB  Federal Farm Credit Bank
      FHLMC Federal Home Loan Mortgage Corporation
      FNMA  Federal National Mortgage Association
      GNMA  Government National Mortgage Association
      MTN   Medium Term Note

      See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended June 30, 1999                            Alliance Government Reserves
================================================================================

INVESTMENT INCOME
   Interest ..................................................                    $  296,475,357
EXPENSES
   Advisory fee (Note B) .....................................   $   26,712,495
   Distribution assistance and administrative service (Note C)       24,783,052
   Transfer agency (Note B) ..................................        4,835,345
   Registration fees .........................................          747,902
   Printing ..................................................          598,094
   Custodian fees ............................................          488,926
   Audit and legal fees ......................................          107,193
   Trustees' fees ............................................           13,897
   Miscellaneous .............................................           86,994
                                                                 --------------
   Total expenses ............................................       58,373,898
   Less: expense reimbursement ...............................       (1,123,076)
                                                                 --------------
   Net expenses ..............................................                        57,250,822
                                                                                   --------------
   Net investment income .....................................                       239,224,535
REALIZED GAIN ON INVESTMENTS
   Net realized gain on investment transactions ..............                            33,882
                                                                                   --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...................                    $  239,258,417
                                                                                  ==============

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                    Year Ended       Year Ended
                                                                  June 30, 1999     June 30, 1998
                                                                 --------------    --------------
INCREASE IN NET ASSETS FROM OPERATIONS
   Net investment income .....................................   $  239,224,535     $198,248,141
   Net realized gain on investment transactions ..............           33,882            2,080
                                                                 --------------    --------------
   Net increase in net assets from operations ................      239,258,417      198,250,221
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income .....................................     (239,224,535)   (198,248,141)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Net increase (Note E) .....................................      674,320,941    1,146,223,601
                                                                 --------------    --------------
   Total increase ............................................      674,354,823    1,146,225,681
NET ASSETS
   Beginning of year .........................................    4,908,710,874    3,762,485,193
                                                                 --------------    --------------
   End of year ...............................................   $5,583,065,697   $4,908,710,874
                                                                 ==============   ==============

--------------------------------------------------------------------------------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 1999                                       Alliance Government Reserves
================================================================================

NOTE A: Significant Accounting Policies

Alliance Government Reserves (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940. The Trust consists of two portfolios: Alliance Government Reserves (the "Portfolio") and Alliance Treasury Reserves, each of which is considered to be a separate entity for financial reporting and tax purposes. The Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities all of which, at the time of investment, have remaining maturities of 397 days or less. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Valuation of Securities

Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity. Certain illiquid securities containing unconditional puts at par value are also valued at amortized cost.

2. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Dividends

The Portfolio declares dividends daily from net investment income and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end.

4. Investment Income and Investment Transactions

Interest income is accrued as earned. Investment transactions are recorded on a trade date basis. Realized gain (loss) from investment transactions is recorded on the identified cost basis.

5. Repurchase Agreements

It is the Portfolio's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Transactions with an Affiliate of the Adviser

The Portfolio pays its Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .50% on the first $1.25 billion of average daily net assets; .49% on the next $.25 billion; .48% on the next $.25 billion; .47% on the next $.25 billion; .46% on the next $1 billion; and .45% in excess of $3 billion. The Adviser has agreed, pursuant to the advisory agreement, to reimburse the Portfolio to the extent that its annual aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. For the year ended June 30, 1999, the reimbursement amounted to $1,123,076.

The Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $1,828,098 for the year ended June 30, 1999.

For the year ended June 30, 1999, the Fund's expenses were reduced by $8,024 under an expense offset arrangement with Alliance Fund Services.

NOTES TO FINANCIAL STATEMENTS (continued)           Alliance Government Reserves
================================================================================

NOTE C: Distribution Assistance and Administrative Services Plan

Under this Plan, the Portfolio pays Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, a distribution fee at the annual rate of .25% of the average daily value of the Portfolio's net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. For the year ended June 30, 1999, the distribution fee amounted to $14,312,497. In addition, the Portfolio may reimburse certain broker-dealers for administrative costs incurred in connection with providing shareholder services, and may reimburse the Adviser for accounting and bookkeeping, and legal and compliance support. For the year ended June 30, 1999, such payments by the Portfolio amounted to $10,470,555 of which $169,000 was paid to the Adviser.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

At June 30, 1999, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. At June 30, 1999 the Port folio had a capital loss carryforward of $834,920, of which $46,271 expires in 2001, $236,674 expires in 2002 and $551,975 expires in the year 2003.

--------------------------------------------------------------------------------

NOTE E: Transactions in Shares of Beneficial Interest

An unlimited number of shares ($.001 par value) are authorized. At June 30, 1999, capital paid-in aggregated $5,583,900,617. Transactions, all at $1.00 per share, were as follows:

                                                  Year Ended            Year Ended
                                                    June 30,              June 30,
                                                      1999                 1998
                                                  -------------       --------------
Shares sold ...............................       5,844,469,091       13,439,392,768
Shares issued on reinvestments of dividends         239,224,535          198,248,141
Shares redeemed ...........................      (5,409,372,685)     (12,491,417,308)
                                                  -------------       --------------
Net increase ..............................         674,320,941        1,146,223,601
                                                  =============       ==============

FINANCIAL HIGHLIGHTS                                Alliance Government Reserves
================================================================================

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each
Year

                                                                                Year Ended June 30,
                                                        -----------------------------------------------------------------
                                                          1999           1998           1997        1996           1995
                                                        --------       --------       --------    --------       --------
Net asset value, beginning of year ...................  $   1.00       $   1.00       $   1.00    $   1.00       $   1.00
                                                        --------       --------       --------    --------       --------
Income from Investment Operations
Net investment income ................................     .0419(a)       .0463(a)       .0443       .0461(a)       .0439(a)
                                                        --------       --------       --------    --------       --------

Less: Dividends
Dividends from net investment income .................    (.0419)        (.0463)        (.0443)     (.0461)        (.0439)
                                                        --------       --------       --------    --------       --------
Net asset value, end of year .........................  $   1.00       $   1.00       $   1.00    $   1.00       $   1.00
                                                        ========       ========       ========    ========       ========

Total Return
Total investment return based on net asset value (b) .      4.27%          4.74%          4.53%       4.72%          4.48%

Ratios/Supplemental Data
Net assets, end of year (in millions) ................  $  5,583       $  4,909       $  3,762    $  3,205       $  2,514
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .......      1.00%          1.00%          1.00%       1.00%          1.00%
   Expenses, before waivers and reimbursements .......      1.02%          1.01%          1.00%       1.01%          1.05%
   Net investment income .............................      4.18%(a)       4.63%(a)       4.44%       4.60%(a)       4.42%(a)

--------------------------------------------------------------------------------

(a)   Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

Independent Auditor's Report                        Alliance Government Reserves
================================================================================

To the Board of Trustees and Shareholders
Alliance Government Reserves Portfolio

We have audited the accompanying statement of net assets of Alliance Government Reserves Portfolio as of June 30, 1999 and the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Government Reserves Portfolio as of June 30, 1999, and the results of its operations, changes in its net assets, and its financial highlights for the periods indicated, in conformity with generally accepted accounting principles.


/s/ McGladrey & Pullen, LLP

McGladrey & Pullen, LLP
New York, New York
July 23, 1999

_______________________________________________________________

                            APPENDIX
_______________________________________________________________


A-1+, A-1 and Prime-1 Commercial Paper Ratings

         "A-1+" is the highest, and "A-1" the second highest, commercial paper rating assigned by Standard & Poor's Corporation ("Standard & Poor's") and "Prime-1" is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Standard & Poor's uses the numbers 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A", while Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime."
Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average; long term debt rating is A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow are in an upward trend; and typically, the issuer is a strong company in a well-established industry and has superior management. Commercial paper issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk; margins of support for current indebtedness are large or stable with cash flow and asset protection well assured; current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available; and while protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

AAA & AA and Aaa & Aa Bond Ratings

         Bonds rated AAA and Aaa have the highest ratings assigned to debt obligations by Standard & Poor's and Moody's, respectively. Standard & Poor's AAA rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by Standard & Poor's also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and the majority of instances they differ from AAA issues only in small degree. Moody's Aaa rating indicates the ultimate degree of protection as to principal and interest. Moody's Aa rated bonds, though also high-grade issues, are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger.

















































                               A-2
00250083.AI0

For more information about the Fund, the following documents are available upon request:

o Annual/Semi-Annual Reports to Shareholders

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments.

o Statement of Additional Information (SAI)

The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of a current annual/semi-annual report or the SAI, or make inquiries concerning the Fund, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail: c/o Alliance Fund Services, Inc.
         P.O. Box 1520
         Secaucus, New Jersey 07096

By phone: For Information and Literature:
          (800) 824-1916

Or you may view or obtain these documents from the Securities and Exchange
Commission:

In person: at the Securities and Exchange Commission's
           Public Reference Room in Washington, D.C.

By phone: 202-942-8090 (for information on the opera-tion of the public reference room only)

By mail: Public Reference Section
         Securities and Exchange Commission
         Washington, DC 20549-0102
         (duplicating fee required)

By electronic mail: publicinfo@sec.gov (duplicating fee
           required)

On the Internet: www.sec.gov

--------------------------------------------------------------------------------
Table of Contents
-----------------
RISK/RETURN SUMMARY ........................................................   2
FEES AND EXPENSES OF THE FUND ..............................................   3
OTHER INFORMATION ABOUT THE FUND'S
OBJECTIVES, STRATEGIES, AND RISKS ..........................................   3
  Investment Objectives and Strategies .....................................   3
  Risk Considerations ......................................................   3
MANAGEMENT OF THE FUND .....................................................   5
PURCHASE AND SALE OF SHARES ................................................   6
  How The Fund Values Its Shares ...........................................   6
  How To Buy Shares ........................................................   6
  How To Sell Shares .......................................................   6
  Other ....................................................................   6
DIVIDENDS, DISTRIBUTIONS, AND TAXES ........................................   7
DISTRIBUTION ARRANGEMENTS ..................................................   7
GENERAL INFORMATION ........................................................   7
FINANCIAL HIGHLIGHTS .......................................................   8
--------------------------------------------------------------------------------
                                                              File No. 811-02889



--------------------------------------------------------------------------------

Alliance
Treasury
Reserves

--------------------------------------------------------------------------------

Prospectus
November 1, 1999

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

      The Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

--------------------------------------------------------------------------------
                               RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

      The following is a summary of certain key information about the Fund. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this summary.

      Objectives: The investment objectives of the Fund are--in the following order of priority--safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives.

      Principal Investment Strategy: The Fund is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Fund pursues its objectives by maintaining a portfolio of high-quality, U.S. Treasury and other U.S. dollar-denominated money market securities.

      Principal Risks: The principal risks of investing in the Fund are:

      o Interest Rate Risk. This is the risk that changes in interest rates will adversely affect the yield or value of the Fund's investments in debt securities.

      o Credit Risk. This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of the Fund's investments will have its credit ratings downgraded.

      Another important thing for you to note:

      An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE AND BAR CHART INFORMATION

      The performance table shows the Fund's average annual total returns and the bar chart shows the Fund's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in the Fund by showing:

      o the Fund's average annual total returns for one and five years and the life of the Fund; and

      o changes in the Fund's performance from year to year over the life of the Fund.

      The Fund's past performance does not necessarily indicate how it will perform in the future.

      You may obtain current seven-day yield information for the Fund by calling
(800) 221-9513 or your financial intermediary.

                                PERFORMANCE TABLE


                                                  Since
                1 Year        5 Year          Inception*
--------------------------------------------------------------------------------
                4.36%         4.47%             4.39%
--------------------------------------------------------------------------------

* Inception date: 9/1/93.

                                    BAR CHART

 89      90      91      92      93      94      95      96      97      98

 n/a    n/a     n/a     n/a     n/a     3.73%   5.10%   4.53%   4.66%   4.36%

      During the period shown in the bar chart, the highest return for a quarter was 1.27% (quarter ending March 31, 1995) and the lowest return for a quarter was 0.75% (quarter ending March 31, 1994).

--------------------------------------------------------------------------------
                          FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Transaction Expenses (fees paid directly from your investment)

None


Annual Fund Operating Expenses (expenses that are deducted from Fund assets) and Example

The example is to help you compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year, the Fund's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                         ANNUAL FUND OPERATING EXPENSES
                     --------------------------------------

Management Fees .....................................................      .50%
Distribution (12b-1) Fees ...........................................      .25%
Other Expenses ......................................................      .27%
                                                                          ------
Total Operating Expenses ............................................     1.02%
Waiver and/or Expense Reimbursement* ................................     (.02)%
                                                                          ------
Net Expenses ........................................................     1.00%

                                    EXAMPLE*
                          ----------------------------

1 Year ..............................................................     $  102
3 Years .............................................................     $  318
5 Years .............................................................     $  552
10 Years ............................................................     $1,225

----------
* Reflects Alliance's contractual waiver (which continues from year to year unless changed by vote of the Fund's shareholders) of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses so that the Fund's expense ratio does not exceed 1.00%.

--------------------------------------------------------------------------------
      OTHER INFORMATION ABOUT THE FUND'S OBJECTIVES, STRATEGIES, AND RISKS
--------------------------------------------------------------------------------

      This section of the Prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Fund.

      Please note:

      o Additional descriptions of the Fund's strategies and investments, as well as other strategies and investments not described below, may be found in the Fund's Statement of Additional Information or SAI.

      o There can be no assurance that the Fund will achieve its investment objectives.


Investment Objectives and Strategies

      As a money market fund, the Fund must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of the Fund's investments. Under that Rule, the Fund's investments must each have a remaining maturity of no more than 397 days and the Fund must maintain an average weighted maturity that does not exceed 90 days.

      The Fund's investments may include:

      o issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, and bonds;

      o variable rate obligations; and

      o repurchase agreements that are fully collateralized.

      The Fund may commit up to 15% of its net assets to the purchase of when-issued U.S. Government securities.


Risk Considerations

      The Fund's principal risks are interest rate risk and credit risk. Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund's yields as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Fund invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

      Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Fund invests in highly-rated securities to minimize credit risk.

      The Fund may invest up to 10% of its net assets in illiquid securities. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Fund may be unable to sell the security due to legal or contractual restrictions on resale.

      The Fund also is subject to management risk because it is an actively managed portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended result.

      Year 2000: Many computer systems and applications that process transactions use two-digit date fields for the year of a transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and inoperability at or after the year 2000. The Fund and its major service providers, including Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third-party suppliers. In addition, the Fund and its major service providers, including Alliance, are dependent on third-party suppliers for certain systems applications and for electronic receipt of information critical to their business. Should any of the computer systems employed by the Fund or its major service providers, including Alliance, fail to process Year 2000 related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. To the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem, the value of the Fund's shares may be materially affected. In addition, for the Fund's investments in foreign markets, it is possible that foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets.

      The Year 2000 issue is a high priority for the Fund and Alliance. During 1997, Alliance began a formal Year 2000 initiative which established a structured and coordinated process to deal with the Year 2000 issue. As part of its initiative, Alliance established a Year 2000 project office to manage the Year 2000 initiative, focusing on both information technology and non-information technology systems. The Year 2000 project office meets periodically with the audit committee of the board of directors of Alliance Capital Management Corporation, Alliance's general partner, and with Alliance's executive management to review the status of the Year 2000 efforts. Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to Year 2000 issues. Alliance reports that by June 30, 1998 it had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission critical systems (those systems where loss of their function would result in immediate stoppage or significant impairment to core business units) and nonmission critical systems and determined which of these systems were not Year 2000 compliant. All third-party suppliers of mission critical computer systems and nonmission critical systems applications have been contacted to verify whether their systems and applications will be Year 2000 compliant and their responses are being evaluated. Substantially all of those contacted have responded and approximately 90% have informed Alliance that their systems and applications are or will be Year 2000 compliant. All mission and nonmission critical systems supplied by third parties have been tested with the exception of those third parties not able to comply with Alliance's testing schedule. Alliance reports that it expects that all testing will be completed before the end of 1999.

      Alliance has remediated, replaced or retired all of its non-compliant mission critical systems and applications that can affect the Fund. All nonmission critical systems have been remediated. After each system has been remediated, it is tested with 19XX dates to determine if it still performs its intended business function correctly. Next, each system undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replacement and retirement of some of its systems, Alliance has completed these testing phases for 98% of mission critical systems and 100% of nonmission critical systems. Integrated systems tests were conducted to verify that the systems would continue to work together. Full integration testing of all mission critical and nonmission critical systems is completed. Testing of interfaces with third-party suppliers has begun and will continue throughout 1999. Alliance reports that it has completed an inventory of its facilities and related technology applications and has begun to evaluate and test these systems. Alliance reports that it anticipates that these systems will be fully operable in the year 2000. Alliance has deferred certain other planned information technology projects until after the year 2000 initiative is completed. Such delay is not expected to have a material adverse effect on Alliance's financial condition or results of operations. Alliance, with the assistance of a consulting firm, is developing Year 2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide alternative methods of processing in the event of a failure that is outside Alliance's control.

      The estimated current cost to Alliance of the Year 2000 initiative ranges from approximately $40 million to $45 million. These costs consist principally of modification and testing and costs to develop formal Year 2000 specific contingency plans. These costs, which will generally be expensed as incurred, will be funded from Alliance's operations and the issuance of debt. Through June 30, 1999, Alliance had incurred approximately $36.0 million of costs related to the Year 2000 initiative. At this time, management of Alliance believes that the costs associated with resolving the Year 2000 issue will not have a material adverse effect on Alliance's results of operations, liquidity or capital resources.

      There are many risks associated with Year 2000 issues, including the risks that the computer systems and applications used by the Fund and its major service providers, will not operate as intended and that the systems and applications of third-party suppliers to the Fund and its service providers will not be Year 2000 compliant. Likewise there can be no assurance the compliance schedules outlined above will be met or that the actual cost incurred will not exceed cost estimates. Should the significant computer systems and applications used by the Fund or its major service providers, or the systems of their important third-party suppliers, be unable to process date-sensitive information accurately after 1999, the Fund and its service providers may be unable to conduct their normal business operations and to provide shareholders with required services. In addition, the Fund and its service providers may incur unanticipated expenses, regulatory actions and legal liabilities. The Fund and Alliance cannot determine which risks, if any, are most reasonably likely to occur or the effects of any particular failure to be Year 2000 compliant. Certain statements provided by Alliance in this section entitled "Year 2000", as such statements relate to Alliance, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. To the fullest extent permitted by law, the foregoing Year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec. 1 (1998).

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

      The Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of September 30, 1999 totaling more than $317 billion (of which more than $143 billion represented assets of investment companies). As of September 30, 1999, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 28 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 118 separate investment portfolios, currently have more than 4.8 million shareholder accounts.

      Alliance provides investment advisory services and order placement facilities for the Fund. For the fiscal year ended June 30, 1999, the Fund paid Alliance .48% as a percentage of average daily net assets, net of any waivers. (See the "Annual Fund Operating Expenses" at the begin ning of the Prospectus for more information about fee waivers.)

      Alliance makes significant payments from its own resources, which include the management fees paid by the Fund, to compensate broker-dealers, depository institutions, or other persons for providing distribution assis-tance and administrative services and to otherwise promote the sale of Fund shares, including paying for the preparation, printing, and distribution of prospectuses and sales literature or other promotional activities.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

How The Fund Values Its Shares

      The Fund's net asset value or NAV is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 12:00 Noon and 4:00 p.m., Eastern time, on each Fund business day (i.e., each weekday exclusive of days the New York Stock Exchange or the banks in Massachusetts are closed).

      To calculate NAV, the Fund's assets are valued and totaled, liabilities subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

How To Buy Shares

      o Initial Investment

      You may purchase the Fund's shares by instructing your Account Executive to invest in the Fund in connection with your brokerage account.

      You also may purchase the Fund's shares directly from Alliance Fund Services, Inc., or AFS. To obtain an Application Form, please telephone AFS toll-free at (800) 237-5822. You also may obtain information about the Form, purchasing shares, or other Fund procedures by calling this number.

      Minimum Investment Amounts

      o Initial                             $1,000

      o Subsequent                            $100

      o Minimum Maintenance Amount            $500

      These minimums do not apply to shareholder accounts maintained through financial intermediaries, which may maintain their own minimums.

      o Subsequent Investments

      o By Check:

      Mail or deliver your check or negotiable draft made payable to your brokerage firm to your Account Executive, who will deposit it into the Fund. Please indicate your brokerage account number.

      o By Sweep:

      Your brokerage firm may offer an automatic "sweep" for the Fund in the operation of brokerage cash accounts for its customers. Contact your Account Executive to determine if a sweep is available and what the sweep requirements are.


How To Sell Shares

      You may "redeem" your shares (i.e., sell your shares) on any Fund business day by contacting your Account Executive. If you do not maintain your shares though a financial intermediary and recently purchased shares by check or electronic funds transfer, you cannot redeem your investment until the Fund is reasonably satisfied the check or electronic funds transfer has cleared (which may take up to 15 days).

      You also may redeem your shares:

      o By Sweep:

      If your brokerage firm offers an automatic sweep arrangement, the sweep will automatically transfer from your Fund account sufficient amounts to cover a debit balance that occurs in your brokerage account for any reason.

      o By Checkwriting:

      With this service, you may write checks made payable to any payee. First, you must fill out a signature card, which you may obtain from your Account Executive. There is a charge for check reorders. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. You cannot write checks for more than the principal balance (not including any accrued dividends) in your account.

Other

      The Fund has two transaction times each Fund business day, 12:00 Noon and 4:00 p.m., Eastern time. Investments receive the full dividend for a day if Federal funds or bank wire monies are received by State Street Bank before 4:00 p.m., Eastern time, on that day.

      Redemption proceeds are normally wired the same business day if a redemption request is received prior to 12:00 p.m., Eastern time. Redemption proceeds are wired or mailed the same day or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.

      The Fund offers a variety of shareholder services. For more information about these services, telephone AFS at (800) 221-5672.

      A transaction, service, administrative or other similar fee may be charged by your financial broker-dealer, agent, financial representative or other financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These finan cial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS, AND TAXES
--------------------------------------------------------------------------------

      The Fund's net income is calculated at 4:00 p.m., Eastern time, each business day and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. The Fund expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term cap ital gains. For Federal income tax purposes, the Fund's dividend distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Any capital gains distributions may be taxable to you as capital gains. The Fund's distributions also may be subject to certain state and local taxes.

      Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all of its distributions for the year.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

      The Fund has adopted a plan under Securities and Exchange Commission Rule 12b-1 that allows it to pay asset-based sales charges or distribution and service fees in connection with the distribution of its shares. The amount of these fees is .25% as a percentage of aggregate average daily net assets. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

      During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephone requests to purchase or sell shares. AFS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial information for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming investment of all dividends and distributions). The information has been audited by McGladrey & Pullen, LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, appears in the SAI, which is available upon request.


                                                                               Year Ended June 30
                                                          ---------------------------------------------------------
                                                            1999        1998         1997        1996        1995
                                                          --------    --------     --------    --------    --------
Net asset value, beginning of period ....................   $ 1.00      $ 1.00     $  1.00      $  1.00     $  1.00
                                                          --------    --------    --------     --------    --------

Income from Investment Operations

Net investment income (a) ................................   .0389       .0453       .0443        .0466       .0460
Net gains or losses on securities ........................   .0000       .0000       .0000        .0000       .0000
                                                          --------    --------    --------     --------    --------
Total from investment operations .........................   .0389       .0453       .0443        .0466       .0460
                                                          --------    --------    --------     --------    --------
Less: Distributions

Dividends ................................................  (.0389)     (.0453)     (.0443)      (.0466)     (.0460)
Distributions ............................................   .0000       .0000       .0000        .0000       .0000
                                                          --------    --------    --------     --------    --------
Total distributions ......................................  (.0389)     (.0453)     (.0443)      (.0466)     (.0460)
                                                          --------    --------    --------     --------    --------
Net asset value, end of period ........................... $  1.00      $ 1.00     $  1.00      $  1.00   $    1.00
                                                          ========    ========    ========     ========    ========
Total Return


Total investment return based on net asset value (b) .....    3.96%       4.63%       4.53%        4.77%       4.71%

Ratios/Supplemental Data

Net assets, end of period (in millions) ..................$811,752    $740,056    $704,084     $700,558    $493,702
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements ............    1.00%        .95%        .85%         .81%        .69%
  Expenses, before waivers and reimbursements ............    1.02%       1.01%       1.00%        1.05%       1.05%
  Net investment income (a) ..............................    3.88%       4.53%       4.43%        4.64%       4.86%

--------------------------------------------------------------------------------
(a) Net of expenses reimbursed or waived by Alliance.

(b) Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

                               A-3
00250083.AI0

[LOGO]                            ALLIANCE TREASURY RESERVES
____________________________________________________________
___

P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
____________________________________________________________
___

            STATEMENT OF ADDITIONAL INFORMATION
                   November 1, 1999
____________________________________________________________
___

                     TABLE OF CONTENTS

              Page
Investment Objectives and Policies..........................

Investment Restrictions.....................................

Management..................................................

Purchase and Redemption of Shares...........................

Additional Information......................................

Daily Dividends-Determination of Net Asset Value............

Taxes.......................................................

General Information.........................................

Appendix-Commercial Paper and Bond Rating...................

Financial Statements........................................

Independent Auditor's Report................................
________________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund's current Prospectus dated November 1, 1999. A copy of the Prospectus may be obtained by contacting the Fund at the address or telephone number shown above.

(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.



                               A-4
00250083.AI0

_________________________________________________________________

               INVESTMENT OBJECTIVES AND POLICIES
_________________________________________________________________

         The Fund is a series of Alliance Government Reserves (the "Trust"). The Trust was reorganized in October 1984, as a Massachusetts business trust, having previously been a Maryland corporation since formation in December 1978. The Fund is a diversified, open-end investment company whose objectives are - in the following order of priority - safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. There can be no assurance, as is true with all investment companies, that the Fund's objectives will be achieved. The Fund pursues its objectives by maintaining a portfolio of the following investments diversified by maturities not exceeding 397 days:

         1. Issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds. Such issues are supported by the full faith and credit of the U.S. Treasury.


         2. Repurchase agreements pertaining to the above securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the counterparty at an agreed-upon future date. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the
coupon rate on the purchased security.   Repurchase agreements
may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with State Street Bank and Trust Company ("State Street Bank"), the Fund's Custodian. It is the Fund's current practice, which may be changed at any time without shareholder approval, to enter into repurchase agreements only with such primary dealers or State Street Bank. For each repurchase agreement, the Fund requires continual maintenance of the market value of the underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement is always less than 397 days. In the event that a counterparty defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Fund might be delayed in selling the collateral.

Repurchase agreements often are for short periods such as one day or a week, but may be longer. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Fund's assets. Pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"), a repurchase agreement is deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the counterparty of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

         Reverse Repurchase Agreements. While the Fund has no present plans to do so, it may enter into reverse repurchase agreements, which have the characteristics of borrowing and which involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.


         When-Issued Securities. Certain new issues that the Fund is permitted to purchase are available on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs from within ten days to one month after the purchase of the issue. During the period between purchase and settlement, no payment is made by the Fund to the issuer and, thus, no interest accrues to the Fund from the transaction. When-issued securities may be sold prior to the settlement date, but the Fund makes when-issued commitments only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account of the Fund, U.S. Government securities or other liquid high grade debt securities having value equal to or greater than commitments held by the Fund. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from the available cash flow. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it records the transaction and reflects the value of the security in determining its net asset value. No when-issued commitments will be made if, as a result, more than 15% of the Fund's net assets would be committed.

         Floating and Variable Rate Obligations. The Fund may purchase floating and variable rate obligations, including floating and variable rate demand notes and bonds. The Fund may invest in variable and floating rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Fund may also purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice.

         While there are many kinds of short-term securities used by money market investors, the Fund, in keeping with its primary investment objective of safety of principal, generally restricts its portfolio to the types of investments listed above. Net income to shareholders is aided both by the Fund's ability to make investments in large denominations and by its efficiencies of scale. Also, the Fund may seek to improve its income by selling certain portfolio securities prior to maturity in order to take advantage of yield of the Fund's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates.

         Except as otherwise provided, the Fund's investment policies are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed by the Trustees of the Trust without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders.

         Rule 2a-7 under the Act. The Fund will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. To the extent that the Fund's limitations are more permissive than Rule 2a-7, the Fund will comply with the more restrictive provisions of the Rule.


         Currently, pursuant to Rule 2a-7, the Fund may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the Alliance Capital Management L.P. (the "Adviser") to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an Eligible Security is a security that

(i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO ("the requisite NRSROs").Unrated securities may also be Eligible Securities if the Adviser determines that they are of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix attached hereto. Securities in which the Fund invests may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from the requisite NRSROs.

         Under Rule 2a-7 the Fund may not invest more than five percent of its assets in the first tier securities of any one issuer other than the United States Government, its agencies and instrumentalities. A first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations or is an unrated security deemed to be of comparable quality. Government Securities are also considered to be first tier securities. In addition, the Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

         Senior Securities. The Fund will not issue senior securities except as permitted by the Act or the rules, regulations, or interpretations thereof.

_______________________________________________________________

                     INVESTMENT RESTRICTIONS
_______________________________________________________________

         The foregoing investment objectives and policies and the following restrictions may not, except as otherwise indicated, be changed without the approval of a majority of the Fund's outstanding shares. As used in this prospectus, the term "majority of the Fund's outstanding shares" means the affirmative vote of the holders of (a) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or in amount of the Fund's assets will not constitute a violation of that restriction.

         The Fund:

         1. May not purchase any security which has a remaining maturity of more than 397 days from the date of the Fund's purchase;

         2. May not purchase securities other than marketable obligations of the United States Treasury, or repurchase agreements pertaining thereto;

         3. May not enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's net assets would be subject to repurchase agreements not terminable within seven days (which may be considered to be illiquid) or with any one seller6 if, as a result thereof, more than 5% of the Fund's assets would be invested in repurchase agreements purchased from such seller; and may not enter into any reverse repurchase agreements if, as a result thereof, the Fund's obligations with respect to reverse repurchase agreements would exceed 10% of the Fund's assets;

         4. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 10% of the Fund's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist;

         5. May not pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 10% of the Fund's assets;
____________________

6. Pursuant to Rule 2a-7, the seller of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

         6. May not make loans, provided that the Fund may purchase securities of the type referred to in paragraph 2 above and enter into repurchase agreements with respect thereto; or

         7. May not (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, interests in oil, gas and other mineral exploration or other development programs; (d) purchase any restricted securities or securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Fund's assets would be invested in such securities; (g) purchase or retain securities of any issuers if those officers and trustees of the Fund and employees of the Adviser who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities.
_______________________________________________________________

                           MANAGEMENT
_______________________________________________________________

Trustees and Officers

         The business and affairs of the Fund are managed under the direction of the Board of Trustees. The Trustees and principal officers of the Trust and their primary occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105. Those Trustees whose names are preceded by an asterisk are "interested persons" of the Trust as determined under the Act. Each Trustee and officer is affiliated as such with one or more of the other registered investment companies that are advised by the Adviser.

Trustees

         7 DAVE H. WILLIAMS, 67, Chairman, is Chairman of the
Board of Directors of Alliance Capital Management Corporation
("ACMC"),8 sole general partner of the Adviser with which he has been associated since prior to 1994.

         **JOHN D. CARIFA, 54, is the President, Chief Operating
Officer and a Director of ACMC with which he has been associated since prior to 1994.

         SAM Y. CROSS, 72, was, since prior to December 1993, Executive Vice President of The Federal Reserve Bank of New York and manager for foreign operations for The Federal Reserve System. He is also a director of Fuji Bank and Trust Co. He is Executive-In-Residence at the School of International and Public Affairs, Columbia University. His address is 200 East 66th Street, New York, New York 10021.

         CHARLES H. P. DUELL, 61, is President of Middleton Place Foundation with which he has been associated since prior to 1994. He is also a Director of GRC International, Inc., a Trustee Emeritus of the National Trust for Historic Preservation and serves on the Board of Architectural Review, City of Charleston. His address is Middleton Place Foundation, Ashley River Road, Charleston, South Carolina 29414.

         WILLIAM H. FOULK, JR., 67, is an Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1994. His address is 2 Greenwich Plaza, Suite 100, Greenwich, CT 06830.

         DAVID K. STORRS, 55, is President and Chief Executive Officer of Alternative Investment Group, LLC (an investment firm). He was formerly President of The Common Fund (investment management for educational institutions) with which he had been associated since prior to 1994. His address is 65 South Gate Road, Southport, Connecticut 06490.


____________________

7.  An "interested person" of the Fund as defined in the Act.

8.  For purposes of this Statement of Additional Information,
    ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

         SHELBY WHITE, 61, is an author and financial journalist.
Her address is One Sutton Place South, New York, New York 10022.

Officers

         RONALD M. WHITEHILL - President, 61, is a Senior Vice
President of ACMC and President of Alliance Cash Management
Services with which he has been associated since prior to 1994.

         KATHLEEN A. CORBET - Senior Vice President, 39, is an
Executive Vice President of ACMC with which she has been associated since prior to 1994.

         DREW BIEGEL - Senior Vice President, 48, is a Vice
President of ACMC with which he has been associated since prior to 1994.

         JOHN R. BONCZEK - Senior Vice President, 39, is a Vice
President of ACMC with which he has been associated since prior to 1994.

         ROBERT I. KURZWEIL - Senior Vice President, 48, is a
Vice President of ACMC with which he has been associated since prior to 1994.

         WAYNE D. LYSKI - Senior Vice President, 58, is an
Executive Vice President of ACMC with which he has been associated since prior to 1994.

         PATRICIA ITTNER - Senior Vice President, 48, is a Vice
President of ACMC with which she has been associated since prior to 1994.

         RAYMOND J. PAPERA - Senior Vice President, 43, is a
Senior Vice President of ACMC with which he has been associated since prior to 1994.

         KENNETH T. CARTY - Vice President, 38 is a Vice
President of ACMC with which he has been associated since prior to 1994.

         JOHN F. CHIODI, Jr. - Vice President, 33, is a Vice
President of ACMC with which he has been associated since prior to 1994.

         DORIS T. CILIBERTI - Vice President, 35, is an Assistant
Vice President of ACMC with which she has been associated since prior to 1994.

         MARIA R. CONA - Vice President, 44, is an Assistant Vice
President of ACMC with which she has been associated since prior to 1994.

         WILLIAM J. FAGAN - Vice President, 37, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1994.

         JOSEPH R. LASPINA - Vice President, 39, is an Assistant
Vice President of ACMC with which he has been associated since prior to 1994.

         LINDA N. KELLEY - Vice President, 39, is an Assistant
Vice President of ACMC with which she has been associated since prior to 1994.

         EDMUND P. BERGAN, Jr. - Secretary, 49, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS") with which he has been associated since prior to 1994.

         MARK D. GERSTEN - Treasurer and Chief Financial Officer,
49, is a Senior Vice President of AFS and a Vice President of AFD with which he has been associated since prior to 1994.

         VINCENT S. NOTO - Controller, 34, is an Assistant Vice
President of AFSwith which he has been associated since prior to 1994.

         ANDREW L. GANGOLF - Assistant Secretary, 45, is a Vice
President and Assistant General Counsel of AFD with which he has been associated since December 1994.

         DOMENICK PUGLIESE - Assistant Secretary, 38, is a Vice President and Assistant General Counsel of AFD with which he has been associated since May 1995. Prior thereto, he was Vice President and Counsel of Concord Holding Corporation since 1994.

         EMILIE D. WRAPP - Assistant Secretary, 43, is a Vice
President and Assistant General Counsel of AFD with which she has been associated since prior to 1994.

         As of October 8, 1999, the Trustees and officers as a group owned less than 1% of the shares of the Fund.

         The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the

Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended June 30, 1999, the aggregate compensation paid to each of the Trustees during calendar year 1998 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.


                                                               Total Number
                                                Total Number   of Investment
                                                of Funds in    Portfolios
                                                the Alliance   Within the
                                                Fund Complex,  Funds,
                                 Compensation   Including the  Including the
                                 from the       Fund, as to    Fund, as to
                   Aggregate     Alliance Fund  which the      which the
                   Compensation  Complex,       Trustee is a   Trustee is a
Name of Trustee    from          Including      Director or    Director or
of the Fund        the Fund      the Fund       Trustee        Trustee

Dave H. Williams       $-0-        $-0-               6             15
John D. Carifa         $-0-        $-0-              50            116
Sam Y. Cross           $1,615      $ 12,000           3             12
Charles H.P. Duell     $1,615      $ 12,000           3             12
William H. Foulk, Jr.  $1,615      $241,002          45            111
David K. Storrs        $1,615      $ 12,000           3             12
Shelby White           $1,615      $ 12,000           3             12


The Adviser

         The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Trustees.

         The Adviser is a leading international adviser managing client accounts with assets as of September 30, 1999 totaling more than $317 billion (of which more than $143 billion represented assets of investment companies). As of September 30, 1999, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 28 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by the Adviser, comprising 118 separate investment portfolios, currently have approximately 4.8 million shareholder accounts.

         Alliance Capital Management Corporation ("ACMC") is the general partner of the Adviser. As of September 30, 1999, The Equitable Life Assurance Society of the United States ("Equitable"), ACMC, Inc. and Equitable Capital Management Corporation ("ECMC") were the beneficial owners of approximately 56% of the outstanding Units of the Adviser. ACMC, ECMC and ACMC, Inc. are wholly owned subsidiaries of Equitable, one of the largest life insurance companies in the United States. ECMC is a registered investment adviser and ACMC, Inc. is a holding company for Units of the Adviser. Equitable is a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange. AXA Financial serves as the holding company for the Adviser, Equitable and Donaldson, Lufkin & Jenrette, Inc., a broker-dealer holding company. As of September 30, 1999, AXA, a French insurance holding company, owned approximately 56% of the issued and outstanding shares of the common stock of AXA financial.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees of the Trust who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, the Fund pays an advisory fee at an annual rate of .50 of 1% of up to $1.25 billion of the average daily value of the Fund's net assets, .49 of 1% of the next
$.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets, .46 of 1% of the next $1 billion of such assets and .45 of 1% of the average daily net assets of the Fund in excess of $3 billion. The fee is accrued daily and paid monthly under the Advisory Agreement. The Adviser will reimburse the Fund to the extent that its net expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year. The Adviser also voluntarily agreed to reimburse the Portfolio from April 26, 1996 to October 26, 1997 for expenses exceeding .85 of 1% of its average daily net assets, and from October 27, 1997 to November 19, 1997 for expenses exceeding .90% of its average daily net assets. Accordingly, for the fiscal periods ended June 30, 1997, 1998 and 1999, the Adviser received from the Fund advisory fees of $3,339,651 (net of $90,495 of expense reimbursement), $3,597,041 (net of $39,480 of expense reimbursement) and $3,756,549 (net of $131,532 of expense reimbursement), respectively (net of reimbursements). In accordance with the Distribution Services Agreement described below, the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Fund. The Fund also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Securities and Exchange Commission (the "Commission") and with state regulatory authorities. The Fund pays all other expenses incurred in its operations, including the Adviser's management fees; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, administrative accounting, and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser; costs of maintenance of the Trust's existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser; if so done, the services are provided to the Fund at cost and the payments therefor must be specifically approved in advance by the Trustees. The Fund paid to the Adviser a total of $131,000, $131,500 and $131,000 for such services for the fiscal years ended June 30, 1997, 1998 and 1999, respectively.

         The Fund has made arrangements with certain broker-dealers, including Donaldson, Lufkin & Jenrette Securities Corporation and its Pershing Division, affiliates of the Adviser, whose customers are Fund shareholders pursuant to which payments are made to such broker-dealers performing recordkeeping and shareholder servicing functions. Such functions may include opening new shareholder accounts, processing purchase and redemption transactions, and responding to inquiries regarding the Fund's current yield and the status of shareholder accounts. The Fund pays fully disclosed and omnibus broker dealers (including Pershing) for such services. The Fund may also pay for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, reimburses fully-disclosed broker-dealers at cost for personnel expenses involved in providing such services. All such payments must be approved or ratified by the Trustees. For the years ended June 30, 1997, 1998 and 1999, the Fund reimbursed such broker-dealers a total of $132,648, $547,713 and $1,043,411, respectively.

         The Advisory Agreement became effective on July 22, 1992. Continuance of the Advisory Agreement until June 30, 2000 was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 21, 1999.

         The Advisory Agreement will remain in effect thereafter from year to year provided that such continuance is specifically approved annually by a vote of a majority of the outstanding shares of the Fund or by the Fund's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons as defined in the Act. The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of the Fund; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction in regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

Distribution Services Agreement

         Rule 12b-1 under the Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund has entered into a Distribution Services Agreement (the "Agreement") which includes a plan adopted pursuant to Rule 12b-1 (the "Plan") with AFD (the "Distributor") which applies to both Series of the Trust. Pursuant to the Plan, the Fund makes payments each month to AFD in an amount that will not exceed, on an annualized basis, .25 of 1% of the Fund's aggregate average daily net assets. In addition, under the Agreement the Distributor makes payments for distribution assistance and for administrative, accounting and other services from its own resources which may include the management fee paid by the Fund.

         Payments under the Agreement are used in their entirety for (i) payments to broker-dealers and other financial intermediaries, including the Distributor and Donaldson, Lufkin &

Jenrette Securities Corporation and its Pershing Division, affiliates of the Adviser, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and (ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement the Trustees determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. For the year ended June 30, 1999, the Fund made payments to the Distributor for expenditures under the Agreement in amounts aggregating $1,944,041 which constituted .25 of 1% at an annual rate of the Fund's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $1,782,879. Of the $3,726,920 paid by the Adviser and the Fund under the Agreement, $186,000 was paid for advertising, printing, and mailing of prospectuses to persons other than current shareholders (the Fund's pro rata share was approximately $97,022); and $3,540,920 was paid to broker-dealers and other financial intermediaries for distribution assistance (the Fund's pro rata share was approximately $1,847,019).

         The administrative, accounting and other services provided by broker-dealers, depository institutions and other financial intermediaries may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding the Fund. As interpreted by courts and administrative agencies, certain laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the administrative, accounting and other services described above. The Trustees will consider appropriate modifications to the Fund's operations, including discontinuance of payments under the Agreement to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.

         The Treasurer of the Trust reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the Act) are committed to the discretion of the disinterested Trustees then in office. The Agreement was initially approved for the Fund by the Trustees at a meeting held on June 14, 1993. Continuance of the Agreement until June 30, 2000 was approved by the vote, cast in person by all the Trustees of the Fund who neither were interested persons of the Fund nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 21, 1999. The Agreement may be continued annually thereafter if approved by a majority vote of the Trustees who neither are interested persons of the Trust nor have any direct or indirect financial interest in the Agreement or in any related agreement, cast in person at a meeting called for that purpose.

         All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose, and the Agreement may not be amended in order to increase materially the costs which the Fund may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Fund. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of the Fund or by the Distributor. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than sixty days' written notice by a vote of the majority of non-party Trustees, by a vote of a majority of the outstanding shares of the Fund, or by the Distributor and will terminate automatically in the event of its assignment.

         The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to .75% and .25%, respectively, of average annual net assets.

_______________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
_______________________________________________________________

         Generally, shares of the Fund are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed.

    Accounts Not Maintained Through Financial Intermediaries

Opening Accounts -- New Investments

    A. When Funds are Sent by Wire (the wire method permits immediate credit)

         1) Telephone the Fund toll-free at (800) 824-1916. The Fund will ask for the name of the account as you wish it to be registered, address of the account, and taxpayer identification number (social security number for an individual). The Fund will then provide you with an account number.

         2)   Instruct your bank to wire Federal funds (minimum
              $1,000) exactly as follows:

              ABA 0110 0002-8
              State Street Bank and Trust Company
              DDA 9903-279-9
              Attention:  Mutual Funds Division
              Alliance Treasury Reserves

              Your account name as registered with the Fund
              Your account number as registered with the Fund

         3)   Mail a completed Application Form to:

              Alliance Fund Services, Inc.
              P.O. Box 1520
              Secaucus, New Jersey  07096-1520

    B.   When Funds are Sent by Check

         1)   Fill out an Application Form.

         2) Mail the completed Application Form along with your check or negotiable bank draft (minimum $1,000), payable to "Alliance Treasury Reserves," to Alliance Fund Services, Inc. as in A(3) above.

Subsequent Investments

    A.   Investments by Wire (to obtain immediate credit)

         Instruct your bank to wire Federal funds (minimum $100) to State Street Bank and Trust Company ("State Street Bank") as in A(2) above.

    B.   Investments by Check

         Mail your check or negotiable bank draft (minimum $100), payable to "Alliance Treasury Reserves," to Alliance Fund
Services, Inc. as in A(3) above.

         Include with the check or draft the "next investment" stub from one of your previous monthly or interim account statements. For added identification, place your Fund account number on the check or draft.

Investments Made by Check

         Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt and, thus, is then invested in the Fund. Checks drawn on banks which are not members of the Federal Reserve System may take longer to be converted and invested. All payments must be in United States dollars.

         PROCEEDS FROM ANY SUBSEQUENT REDEMPTION BY YOU OF FUND SHARES THAT WERE PURCHASED BY CHECK OR ELECTRONIC FUNDS TRANSFER WILL NOT BE FORWARDED TO YOU UNTIL THE FUND IS REASONABLY ASSURED THAT YOUR CHECK OR ELECTRONIC FUNDS TRANSFER HAS CLEARED, UP TO FIFTEEN DAYS FOLLOWING THE PURCHASE DATE. If the redemption request during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

Redemptions

    A.   By Telephone

         You may withdraw any amount from your account on any Fund business day (i.e., any weekday exclusive of days on which the New York Stock Exchange or State Street Bank is closed) via orders given to AFS by telephone toll-free (800) 824-1916. Such redemption orders must include your account name as registered with the Fund and the account number.

         If your telephone redemption order is received by AFS prior to 12:00 Noon (Eastern time), we will send the proceeds in Federal funds by wire to your designated bank account that day. The minimum amount for a wire is $1,000. If your telephone redemption order is received by AFS after 12:00 Noon and before 4:00 p.m., we will wire the proceeds the next business day. You also may request that proceeds be sent by check to your designated bank. Redemptions are made without any charge to you.

         During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Neither the Fund nor the Adviser, or AFS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

    B.   By Checkwriting

         With this service, you may write checks made payable to any payee. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First, you must fill out the Signature Card which is with the Application Form. If you wish to establish this checkwriting service subsequent to the opening of your Fund account, contact the Fund by telephone or mail. There is no separate charge for the checkwriting service, except that State Street Bank may impose charges for checks which are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. There is currently a $7.50 charge for check reorders.

The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented to State Street Bank for payment.

    C.   By Mail

         You may withdraw any amount from your account at any time by mail. Written orders for withdrawal, accompanied by duly endorsed certificates, if issued, should be mailed to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520. Such orders must include the account name as registered with the Fund and the account number. All written orders for redemption, and accompanying certificates, if any, must be signed by all owners of the account with the signatures guaranteed by an institution which is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

_______________________________________________________________

                     ADDITIONAL INFORMATION
_______________________________________________________________

         Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to State Street Bank. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day.
Accordingly, an investor should familiarize himself with the deadlines set by his institution. (For example, the Distributor accepts purchase orders from its customers up to 2:15 p.m. (Eastern time) for issuance at the 4:00 p.m. (Eastern time) transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

         Orders for the purchase of Fund shares become effective at the next transaction time after Federal funds or bank wire monies become available to State Street Bank for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at State Street Bank by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

         All shares purchased are confirmed to each shareholder and are credited to his account at the net asset value. To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, checkwriting or periodic redemption procedures. The Fund reserves the right to reject any purchase order.

         Arrangements for Telephone Redemptions. If you wish to use the telephone redemption procedure, indicate this on your Application Form and designate a bank and account number to receive the proceeds of your withdrawals. If you decide later that you wish to use this procedure, or to change instructions already given, send a written notice to Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520, with your signature guaranteed by an institution which is an eligible guarantor. For joint accounts, all owners must sign and have their signatures guaranteed.

         Automatic Investment Program. A shareholder may purchase shares of the Fund through an automatic investment program through a bank that is a member of the National Automated Clearing House Association. Purchases can be made on a Fund business day each month designated by the shareholder. Shareholders wishing to establish an automatic investment program should write or telephone the Fund or AFS at (800) 221-5672.

         Retirement Plans. The Fund's objectives of safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives may make it a suitable investment vehicle for part or all of the assets held in various tax-deferred retirement plans. The Fund has available forms of individual retirement account (IRA), simplified employee pension plans (SEP), 403(b)(7) plans and employer-sponsored retirement plans (Keogh or HR10 Plan). Certain services described in this prospectus may not be available to retirement accounts and plans. Persons desiring information concerning these plans should write or telephone the Fund or AFS at
(800) 221-5672.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, is the custodian under these plans. The custodian charges a nominal account establishment fee and a nominal annual maintenance fee. A portion of such fees is remitted to AFS to compensate that organization for services rendered to retirement plan accounts maintained with the Fund.

         Periodic Distribution Plans. Without affecting your right to use any of the methods of redemption described above, by checking the appropriate boxes on the Application Form, you may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan you receive monthly payments of all the income earned in your Fund account, with payments forwarded by check or electronically via the Automated Clearing House ("ACH") network shortly after the close of the month. Under the Systematic Withdrawal Plan, you may request payments by check or electronically via the ACH network in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, you can order, via a signature-guaranteed letter to the Fund, such periodic payments to be sent to another person. Shareholders wishing either of the above plans electronically through the ACH network should write or telephone the Fund or AFS at (800) 221-5672.

         The Fund has the right to close out an account if it has a zero balance on December 31 and no account activity for the first six months of the subsequent year. Therefore, unless this has occurred, a shareholder with a zero balance, when reinvesting, should continue to use his account number. Otherwise, the account should be re-opened pursuant to procedures described above or through instructions given to a financial intermediary.

         A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday exclusive of New Year's Day, Martin Luther King, Jr. Day, President's Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively.

On any such day that is an official bank holiday in Massachusetts, neither purchases nor wired redemptions can become effective because Federal funds cannot be received or sent by State Street Bank. On such days, therefore, the Fund can only accept redemption orders for which shareholders desire remittance by check. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his cost, depending on the market value of the securities held by the Fund at such time and the income earned.

_______________________________________________________________

        DAILY DIVIDENDS--DETERMINATION OF NET ASSET VALUE
_______________________________________________________________

         All net income of the Fund is determined after the close of each business day, currently 4:00 p.m. Eastern time (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

         Net income consists of all accrued interest income on Fund portfolio assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income. Net asset value per share is expected to remain constant at $1.00 since all net income is declared as a dividend each time net income is determined.

         The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

         The Fund maintains procedures designed to maintain, to the extent reasonably possible, the price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees to the extent required by Rule 2a-7 under the Act at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Fund calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

         The net asset value of the shares is determined each business day at 12:00 Noon and 4:00 p.m. (Eastern time). The net asset value per share is calculated by taking the sum of the value of the Fund's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

_______________________________________________________________

                              TAXES
_______________________________________________________________

         The Fund has qualified in each fiscal year to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Fund intends to distribute all of its net income and capital gains, the Fund itself should thereby avoid all Federal income and excise taxes.

         For shareholders' Federal income tax purposes, all distributions by the Fund out of interest income and net realized short-term capital gains are treated as ordinary income and distributions of long-term capital gains, if any, are treated as long-term capital gains irrespective of the length of time the shareholder held shares in the Fund. Since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for corporate shareholders, none of the Fund's distributions will be eligible for the dividends-received deduction under current law.

_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

         Portfolio Transactions. Subject to the general supervision of the Trustees of the Trust, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. Because the Fund invests in securities with short maturities, there may be a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

         The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. For the fiscal years ended June 30, 1997, 1998 and 1999, the Fund paid no brokerage commissions.

         Capitalization. All shares of the Trust, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees, in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the Act and the law of the Commonwealth of Massachusetts. Shares of each portfolio are normally entitled to one vote for all purposes. Generally, shares of all portfolios vote as a single series for the election of Trustees and on any other matter that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio vote as separate series. Certain procedures for the removal by shareholders of trustees of investment trusts, such as the Trust, are set forth in Section 16(c) of the Act.

         At October 8, 1999, there were 771,136,305 shares of beneficial interest of the Fund outstanding. To the knowledge of the Fund the following persons owned of record and no person owned beneficially, 5% or more of the outstanding shares of the Portfolio as of October 8, 1999:


                                       No. of         % of
                                       Shares         Class

National Investor Services Corp        121,722,154    15.78%
FBO Our Customers
Atn Mutual Funds Money Market Dept
55 Water Street 32nd Floor
New York, NY 10041-3299

Pershing As Agent                      359,921,695    46.67%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0022

         Shareholder Liability. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or officers of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of the Adviser, such risk is not material.

         Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel LLP, New York, New York, counsel for the Fund and the Adviser. Seward & Kissel LLP has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.

         Accountants. An opinion relating to the Fund's financial statements is given herein by McGladrey & Pullen, LLP, New York, New York, independent auditors for the Trust.
Effective September 25, 1999, the Fund's auditors for the fiscal year ending June 30, 2000 are Pricewaterhouse Coopers LLP.

         Yield Quotations. Advertisements containing yield quotations for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Such yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933. Yield quotations are thus determined by (i) computing the net change over a seven-day period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of such period, and (iii) multiplying such base period return the result by (365/7)--with the resulting yield figure carried to the nearest hundredth of one percent. The Fund's effective annual yield represents a compounding of the annualized yield according to the following formula:

         effective yield = [(base period return + 1)365/7] - 1

         The Fund's yield for the seven-day period ended June 30, 1999, after expense reimbursement, was 3.69% which is the equivalent of a 3.76% compounded effective yield. Absent such reimbursement, the annualized yield for such period would have been 3.67%, equivalent to an effective yield of 3.74%. Current yield information for the Fund can be obtained by a recorded message by telephoning toll-free at (800) 221-9513.

         Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.

_______________________________________________________________

     REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
______________________________________________________________

--------------------------------------------------------------------------------

Alliance
Treasury
Reserves

--------------------------------------------------------------------------------

                           Alliance Capital [LOGO](R)

Annual Report
June 30, 1999

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
June 30, 1999                                         Alliance Treasury Reserves
================================================================================

 Principal
  Amount
   (000)   Security                              Yield                 Value
--------------------------------------------------------------------------------
           U.S. GOVERNMENT
           OBLIGATIONS -- 69.5%
           U.S. TREASURY NOTES -- 45.7%
$  20,000  5.63%, 10/31/99......................  4.88%            $  20,036,131
   20,000  5.63%, 11/30/99......................  4.84                20,057,255
   98,500  5.75%, 9/30/99.......................  4.68                98,738,989
   25,000  5.88%, 7/31/99.......................  4.69                25,021,637
   47,000  5.88%, 8/31/99.......................  4.59                47,088,769
   10,000  6.00%, 8/15/99.......................  4.49                10,017,303
  135,000  6.38%, 7/15/99.......................  4.24               135,104,386
   15,000  6.88%, 7/31/99.......................  4.52                15,026,367
                                                                   -------------
                                                                     371,090,837
                                                                   -------------
           U.S. TREASURY BILLS -- 23.8%
   20,000  7/29/99..............................  4.45                19,931,478
   10,000  8/19/99..............................  4.49                 9,939,226
   10,000  9/16/99..............................  4.56                 9,904,071
   15,000  9/09/99..............................  4.62                14,867,000
   15,000  9/16/99..............................  4.67                14,851,775
   25,000  9/16/99..............................  4.69                24,751,889
   25,000  9/23/99..............................  4.73                24,727,000
   40,000  9/30/99..............................  4.74                39,526,800
   10,000  10/07/99.............................  4.77                 9,871,920
   15,000  11/18/99.............................  4.90                14,719,416
   10,000  12/02/99.............................  4.96                 9,792,528
                                                                   -------------
                                                                     192,883,103
                                                                   -------------
           Total U.S. Government
           Obligations
           (amortized cost
           $563,973,940)........................                     563,973,940
                                                                   -------------
           REPURCHASE
           AGREEMENTS -- 29.6%
           ABN Amro
   29,000  4.80%, dated 6/30/99,
           due 7/01/99 in the amount of
           $29,003,867 (cost $29,000,000;
           collateralized by $29,620,000
           U.S. Treasury Note,
           4.50%, 9/30/00,
           value $29,567,269)...................  4.80                29,000,000
           Bank of America
   10,000  4.65%, dated 6/30/99,
           due 7/01/99 in the amount of
           $10,001,292 (cost $10,000,000;
           collateralized by $8,850,000
           U.S. Treasury Bond,
           10.00%, 5/15/10,
           value $10,230,609)...................  4.65                10,000,000
           Barclays de Zoete
           Wedd Securities, Inc.
   20,000  4.80%, dated 6/30/99,
           due 7/07/99 in the amount of
           $20,018,667 (cost $20,000,000;
           collateralized by $20,200,000
           U.S. Treasury Note,
           5.875%, 11/15/99,
           value $20,408,312)...................  4.80                20,000,000
           Bear Stearns & Co.
   20,000  4.75%, dated 6/30/99,
           due 7/14/99 in the amount of
           $20,036,944 (cost $20,000,000;
           collateralized by $19,685,000
           U.S. Treasury Note,
           6.50%, 8/31/01,
           value $20,401,389) (a)...............  4.75                20,000,000
           Deutsche Bank
   20,000  4.65%, dated 6/30/99,
           due 7/01/99 in the amount of
           $20,002,583 (cost $20,000,000;
           collateralized by $20,710,000
           U.S. Treasury Note,
           4.625%, 12/31/00,
           value $20,464,000)...................  4.65                20,000,000
           Dresdner Bank AG
   14,000  4.65%, dated 6/30/99,
           due 7/01/99 in the amount of
           $14,001,808 (cost $14,000,000;
           collateralized by $13,738,000
           U.S. Treasury Note,
           6.375%, 8/15/02,
           value $14,270,679)...................  4.65                14,000,000
           First Chicago Corp.
   20,000  4.88%, dated 6/30/99,
           due 7/07/99 in the amount of
           $20,018,978 (cost $20,000,000;
           collateralized by $19,880,000
           U.S. Treasury Note,
           6.875%, 8/31/99,
           value $20,407,657)...................  4.88                20,000,000
           Goldman Sachs & Co.
   10,000  4.65%, dated 6/30/99,
           due 7/01/99 in the amount of
           $10,001,292 (cost $10,000,000;
           collateralized by $9,040,000
           U.S. Treasury Bond,
           7.25%, 8/15/22,
           value $10,235,029)...................  4.65                10,000,000

STATEMENT OF NET ASSETS (continued)                   Alliance Treasury Reserves
================================================================================

 Principal
  Amount
   (000)   Security                              Yield                 Value
--------------------------------------------------------------------------------
           Merrill Lynch & Co., Inc.
$  14,000  4.65%, dated 6/30/99,
           due 7/01/99 in the amount of
           $14,001,808 (cost $14,000,000;
           collateralized by $14,210,000
           U.S. Treasury Note,
           5.625%, 11/30/00,
           value $14,346,567)...................  4.65%            $  14,000,000
           Morgan Stanley Group, Inc.
   15,000  4.75%, dated 6/30/99,
           due 7/01/99 in the amount of
           $15,001,979 (cost $15,000,000;
           collateralized by $13,550,000
           U.S. Treasury Bond,
           7.25%, 8/15/22,
           value $15,322,167)...................  4.75                15,000,000
           Paribas Corp.
   25,000  4.87%, dated 6/30/99,
           due 7/14/99 in the amount of
           $25,047,347 (cost $25,000,000;
           collateralized by $21,912,000
           U.S. Treasury Bond,
           7.625%, 11/15/22,
           value $25,634,882) (a)...............  4.87                25,000,000
           State Street Bank &
           Trust Co.
   18,600  4.65%, dated 6/30/99,
           due 7/01/99 in the amount of
           $18,602,403 (cost $18,600,000;
           collateralized by $18,855,000
           U.S. Treasury Note,
           5.00%, 2/28/01,
           value $18,973,108)...................  4.65                18,600,000
           Warburg Securities
   25,000  4.94%, dated 6/30/99,
           due 7/14/99 in the amount of
           $25,048,028 (cost $25,000,000;
           collateralized by $16,749,000
           U.S. Treasury Bond,
           13.25%, 5/15/14,
           value $25,440,160) (a)...............  4.94                25,000,000
                                                                   -------------
           Total Repurchase
           Agreements
           (amortized cost
           $240,600,000)........................                     240,600,000
                                                                   -------------
           TOTAL INVESTMENTS -- 99.1%
           (amortized cost
           $804,573,940)........................                     804,573,940
           Other assets less
           liabilities -- 0.9%..................                       7,177,986
                                                                   -------------
           NET ASSETS -- 100%
           (offering and redemption
           price of $1.00 per share;
           811,743,106 shares
           outstanding).........................                   $ 811,751,926
                                                                   =============

--------------------------------------------------------------------------------
(a) Repurchase agreements which are terminable within 7 days.

    See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended June 30, 1999                              Alliance Treasury Reserves
================================================================================

INVESTMENT INCOME
   Interest ........................................................                $ 37,974,367
EXPENSES
   Advisory fee (Note B) ...........................................   $  3,888,081
   Distribution assistance and administrative service (Note C) .....      3,118,452
   Transfer agency (Note B) ........................................        430,780
   Custodian fees ..................................................        178,100
   Registration fees ...............................................        129,678
   Printing ........................................................         80,194
   Audit and legal fees ............................................         44,636
   Trustees' fees ..................................................          8,643
   Amortization of organization expense ............................          1,550
   Miscellaneous ...................................................         27,581
                                                                       ------------
   Total expenses ..................................................      7,907,695
   Less: expense reimbursement .....................................       (131,532)
                                                                       ------------
   Net expenses ....................................................                   7,776,163
                                                                                    ------------
   Net investment income ...........................................                  30,198,204
REALIZED GAIN ON INVESTMENTS
   Net realized gain on investment transactions ....................                      10,597
                                                                                    ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .........................                $ 30,208,801
                                                                                    ============

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                               Year Ended       Year Ended
                                                             June 30, 1999    June 30, 1998
                                                             -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income .................................   $  30,198,204    $  32,946,390
   Net realized gain (loss) on investment transactions ...          10,597           (1,049)
                                                             -------------    -------------
   Net increase in net assets from operations ............      30,208,801       32,945,341
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .................................     (30,198,204)     (32,946,390)
   Net realized gain on investments ......................            (728)         (16,592)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Net increase (Note E) .................................      71,685,912       35,989,359
                                                             -------------    -------------
   Total increase ........................................      71,695,781       35,971,718
NET ASSETS
   Beginning of year .....................................     740,056,145      704,084,427
                                                             -------------    -------------
   End of year ...........................................   $ 811,751,926    $ 740,056,145
                                                             =============    =============

--------------------------------------------------------------------------------
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 1999                                         Alliance Treasury Reserves
================================================================================

NOTE A: Significant Accounting Policies

Alliance Government Reserves (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940. The Trust consists of two portfolios: Alliance Government Reserves and Alliance Treasury Reserves (the "Portfolio"), each of which is considered to be a separate entity for financial reporting and tax purposes. The Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities all of which, at the time of investment, have remaining maturities of 397 days or less. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Valuation of Securities

Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity. Certain illiquid securities containing unconditional puts at par value are also valued at amortized cost.

2. Organization Expenses

The organization expenses of the Portfolio were being amortized against income on a straight-line basis through September, 1998.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Dividends

The Portfolio declares dividends daily from net investment income and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end.

5. Investment Income and Investment Transactions

Interest income is accrued as earned. Investment transactions are recorded on a trade date basis. Realized gain (loss) from investment transactions is recorded on the identified cost basis.

6. Repurchase Agreements

It is the Portfolio's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Transactions with an Affiliate of the Adviser

The Portfolio pays its Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .50% on the first $1.25 billion of average daily net assets; .49% on the next $.25 billion; .48% on the next $.25 billion; .47% on the next $.25 billion; .46% on the next $1 billion; and .45% in excess of $3 billion. The Adviser has agreed, pursuant to the advisory agreement, to reimburse the Portfolio to the extent that its annual aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extra ordinary expenses) exceed 1% of its average daily net assets for any fiscal year. For the year ended June 30, 1999, the reimbursement amounted to $131,532.

The Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $201,514 for the year ended June 30, 1999.

For the year ended June 30, 1999, the Fund's expenses were reduced by $2,552 under an expense offset arrangement with Alliance Fund Services.

                                                      Alliance Treasury Reserves
================================================================================

NOTE C: Distribution Assistance and Administrative Services Plan

Under this Plan, the Portfolio pays Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, a distribution fee at the annual rate of .25% of the average daily value of the Portfolio's net assets. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. For the year ended June 30, 1999, the distribution fee amounted to $1,944,041. In addition, the Portfolio may reimburse certain broker-dealers for administrative costs incurred in connection with providing share holder services, and may reimburse the Adviser for accounting and bookkeeping, and legal and compliance support. For the year ended June 30, 1999, such payments by the Port folio amounted to $1,174,411, of which $131,000 was paid to the Adviser.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

At June 30, 1999, the cost of investments for federal in come tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------

NOTE E: Transactions in Shares of Beneficial Interest

An unlimited number of shares ($.001 par value) are authorized. At June 30, 1999, capital paid-in aggregated $811,743,106. Transactions, all at $1.00 per share, were as follows:

                                                 Year Ended        Year Ended
                                                  June 30,          June 30,
                                                    1999              1998
                                               --------------    --------------
Shares sold ................................    2,440,073,136     3,120,550,717
Shares issued on reinvestments of dividends        30,198,204        32,946,390
Shares redeemed ............................   (2,398,585,428)   (3,117,507,748)
                                               --------------    --------------
Net increase ...............................       71,685,912        35,989,359
                                               ==============    ==============

FINANCIAL HIGHLIGHTS                                  Alliance Treasury Reserves
================================================================================

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each
Year


                                                                               Year Ended June 30,
                                                           ------------------------------------------------------------
                                                             1999         1998         1997         1996         1995
                                                           --------     --------     --------     --------     --------
Net asset value, beginning of year .....................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                           --------     --------     --------     --------     --------
Income from Investment Operations
Net investment income (a) ..............................      .0389        .0453        .0443        .0466        .0460
                                                           --------     --------     --------     --------     --------
Less: Dividends
Dividends from net investment income ...................     (.0389)      (.0453)      (.0443)      (.0466)      (.0460)
                                                           --------     --------     --------     --------     --------
Net asset value, end of year ...........................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                           ========     ========     ========     ========     ========
Total Return
Total investment return based on net asset value (b) ...       3.96%        4.63%        4.53%        4.77%        4.71%
Ratios/Supplemental Data
Net assets, end of year (in thousands) .................   $811,752     $740,056     $704,084     $700,558     $493,702
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements .........       1.00%         .95%         .85%         .81%         .69%
   Expenses, before waivers and reimbursements .........       1.02%        1.01%        1.00%        1.05%        1.05%
   Net investment income (a) ...........................       3.88%        4.53%        4.43%        4.64%        4.86%


--------------------------------------------------------------------------------
(a)   Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

INDEPENDENT AUDITOR'S REPORT                          Alliance Treasury Reserves
================================================================================

To the Board of Trustees and Shareholders
Alliance Treasury Reserves Portfolio

We have audited the accompanying statement of net assets of Alliance Treasury Reserves Portfolio as of June 30, 1999 and the related statement of operations, changes in net assets, and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Treasury Reserves Portfolio as of June 30, 1999, and the results of its operations, changes in its net assets, and its financial highlights for the periods indicated, in conformity with generally accepted accounting principles.


/s/ McGladrey & Pullen, LLP

McGladrey & Pullen, LLP
New York, New York
July 23, 1999

_______________________________________________________________

                            APPENDIX
_______________________________________________________________

A-1+, A-1 and Prime-1 Commercial Paper Ratings

         "A-1+" is the highest, and "A-1" the second highest, commercial paper rating assigned by Standard & Poor's Corporation ("Standard & Poor's") and "Prime-1" is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Standard & Poor's uses the numbers 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A", while Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime." Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average; long term debt rating is A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow are in an upward trend; and typically, the issuer is a strong company in a well-established industry and has superior management. Commercial paper issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk; margins of support for current indebtedness are large or stable with cash flow and asset protection well assured; current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available; and while protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

AAA & AA and Aaa & Aa Bond Ratings

         Bonds rated AAA and Aaa have the highest ratings assigned to debt obligations by Standard & Poor's and Moody's, respectively. Standard & Poor's AAA rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by Standard & Poor's also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and the majority of instances they differ from AAA issues only in small degree. Moody's Aaa rating indicates the ultimate degree of protection as to principal and interest. Moody's Aa rated bonds, though also high-grade issues, are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger.



                               31
00250083.AI1

                          PART C
                     OTHER INFORMATION


ITEM 23. Exhibits

         (a) Declaration of Trust of the Registrant - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-63315 and 811-2889) filed with the Securities and Exchange Commission on October 28, 1997.

         (b) By-Laws of the Registrant - Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-63315 and 811-2889) filed with the
              Securities and Exchange Commission on October
              28, 1997.

         (c)  Not applicable.

         (d) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-63315 and 811-2889) filed with the Securities and Exchange Commission on October 28, 1997.

         (e) Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc., amended as of January 1, 1998 - Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 26 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-63315 and 811-2889) filed with the Securities and Exchange Commission on October 30, 1998.

         (f)  Not applicable.

         (g) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company -
              Incorporated by reference to Exhibit 8(a) to

              Post-Effective Amendment No. 25 of the
              Registrant's Registration Statement on Form N-
              1A (File Nos. 2-63315 and 811-2889) filed with the Securities and Exchange Commission on October 30, 1997.

              (2) Amendment to Custodian Contract between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-63315 and 811-2889) filed with the Securities and Exchange Commission on October 30, 1997.

         (h)  Transfer Agency Agreement between the
              Registrant and Alliance Fund Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 25 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-63315 and 811-2889) filed with the Securities and Exchange Commission on October 30, 1997.

         (i)  Opinion of Seward & Kissel LLP - Filed
              herewith.

         (j)  Consent of Independent Auditors - Filed
              herewith.

         (k)  Not applicable.

         (l)  Not applicable.

         (m)  Rule 12b-1 Plan - See Exhibit (e) hereto.

         (n)  Financial Data Schedules - Filed herewith.

         (o)  Not applicable.

         Other Exhibit:

              Powers of Attorney of: John D. Carifa, Sam Y. Cross, Charles H.P. Duell, William H. Foulk, Jr., David K. Storrs, Shelby White, Dave. H. Williams - Incorporated by reference to Other Exhibit to Post-Effective Amendment No. 26 of the Registrant's Registration Statement on

              Form N-1A (File Nos. 2-63315 and 811-2889)
              filed with the Securities and Exchange
              Commission on October 30, 1997.


ITEM 24. Persons Controlled by or under Common Control with
         Registrant.

         None.

ITEM 25. Indemnification

         It is the Registrant's policy to indemnify its trustees and officers, employees and other agents as set forth in Article V of Registrant's Agreement and Declaration of Trust, filed as Exhibit (a) in response to Item 23 and Section 7 of the Distribution Agreement filed as Exhibit (e) in response to Item 23, all as set forth below. The liability of the Registrant's trustees and officers is also dealt with in Article V of Registrant's Agreement and Declaration of Trust. The Adviser's liability for loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d) in response to Item 23, as set forth below.

         Article V of Registrant's Agreement and Declaration of Trust reads as follows:

         Section 5.1 - No Personal Liability of
         Shareholders, Trustees, etc.
         No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property, including the or any series thereof. No Trustee, officer, employee or agent of the Trust shall property of any series of the Trust, or the acts, obligations or affairs of the Trust be subject to any personal liability whatsoever to any Person, other than the Trust or applicable series thereof or its Shareholders, in connection with Trust Property or the property of any series thereof or the affairs of the Trust or any series thereof, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and all such Persons shall look solely to the Trust Property or the property of the appropriate series of the Trust for satisfaction of claims of any nature arising in connection with the affairs of the Trust or any series thereof. If any Shareholder, Trustee, officer, employee or agent, as such, of the Trust is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability, provided that any such expenses shall be paid solely out of the funds and property of the series of the Trust with respect to which such Shareholder's Shares are issued. The rights accruing to a Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

         Section 5.2 - Non-Liability of Trustees, etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

         Section 5.3 - Indemnification.
         (a) The Trustees shall provide for indemnification by the Trust (or by the appropriate series thereof) of every person who is, or has been, a Trustee or officer of the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof, in such manner as the Trustees may provide from time to time in the By-Laws.

         (b)  The words "claim," "action," "suit," or
         "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         Section 5.4 - No Bond Required of Trustees.  No
         Trustee shall be obligated to give any bond or other security for performance of any of his duties hereunder.

         Section 5.5 - No Duty of Investigation; Notice in Trust Instruments, Insurance. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees shall recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of any such instrument are not binding upon any of the Trustees or Shareholders, individually, but bind only the Trust Property or the property of the appropriate series of the Trust, and may contain any further recital which they or he may deem appropriate, but the omission of such recital shall not operate to bind the Trustees or Shareholders individually.
         The Trustees shall at all times maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

         Section 5.6 - Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

         The Advisory Agreement between Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations and duties thereunder.

         The Distribution Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement or Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in or necessary to make the statements in either thereof not misleading; provided, however that nothing therein shall be so construed as to protect Alliance Fund Distributors, Inc. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations and duties thereunder.

         The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust, the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the Distribution Agreement between Registrant and Alliance Fund Distributors, Inc.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         In accordance with Release No. IC-11330 (September 2, 1980) the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion.
         The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company.

ITEM 26. Business and Other Connections of Investment
         Adviser.

         The descriptions of Alliance Capital Management
         L.P. under the caption "The Adviser" in the Prospectus and "Management of the Fund" in the Prospectus and in the Statement of Additional
         Information constituting Parts A and B,
         respectively, of this Registration Statement are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management
         Corporation, the general partner of Alliance
         Capital Management L.P., set forth in Alliance
         Capital Management L.P.'s Form ADV filed with the
         Securities and Exchange Commission on April 21,
         1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 29. Principal Underwriters

    (a)  Alliance Fund Distributors, Inc., the Registrant's
         Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund
         Distributors, Inc. also acts as Principal
         Underwriter or Distributor for the following investment companies:

    AFD Exchange Reserves
    Alliance All-Asia Investment Fund, Inc.
    Alliance Balanced Shares, Inc.
    Alliance Bond Fund, Inc.
    Alliance Capital Reserves
    Alliance Global Dollar Government Fund, Inc.
    Alliance Global Environment Fund, Inc.
    Alliance Global Small Cap Fund, Inc.
    Alliance Global Strategic Income Trust, Inc.
    Alliance Government Reserves
    Alliance Greater China '97 Fund, Inc.
    Alliance Growth and Income Fund, Inc.
    Alliance Health Care Fund, Inc.
    Alliance High Yield Fund, Inc.

    Alliance Institutional Funds, Inc.
    Alliance Institutional Reserves, Inc.
    Alliance International Fund
    Alliance International Premier Growth Fund, Inc.
    Alliance Limited Maturity Government Fund, Inc.
    Alliance Money Market Fund
    Alliance Mortgage Securities Income Fund, Inc.
    Alliance Multi-Market Strategy Trust, Inc.
    Alliance Municipal Income Fund, Inc.
    Alliance Municipal Income Fund II
    Alliance Municipal Trust
    Alliance New Europe Fund, Inc.
    Alliance North American Government Income Trust, Inc.
    Alliance Premier Growth Fund, Inc.
    Alliance Quasar Fund, Inc.
    Alliance Real Estate Investment Fund, Inc.
    Alliance Select Investor Series, Inc.
    Alliance Technology Fund, Inc.
    Alliance Utility Income Fund, Inc.
    Alliance Variable Products Series Fund, Inc.
    Alliance Worldwide Privatization Fund, Inc.
    The Alliance Fund, Inc.
    The Alliance Portfolios

    (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                            POSITIONS AND           POSITIONS AND
                            OFFICES WITH            OFFICES WITH
    NAME                    UNDERWRITER             REGISTRANT

Michael J. Laughlin         Director and Chairman

John D. Carifa              Director

Robert L. Errico            Director and President

Geoffrey L. Hyde            Director and Senior
                            Vice President

Dave H. Williams            Director

David Conine                Executive Vice President

Richard K. Saccullo         Executive Vice President

Edmund P. Bergan, Jr.       Senior Vice President,  Clerk
                            General Counsel and
                            Secretary

Richard A. Davies           Senior Vice President
                            and Managing Director

Robert H. Joseph, Jr.       Senior Vice President
                            and Chief Financial Officer

Anne S. Drennan             Senior Vice President
                            and Treasurer

Benji A. Baer               Senior Vice President

Karen J. Bullot             Senior Vice President

John R. Carl                Senior Vice President

James S. Comforti           Senior Vice President

James L. Cronin             Senior Vice President

Daniel J. Dart              Senior Vice President

Byron M. Davis              Senior Vice President

Mark J. Dunbar              Senior Vice President

Donald N. Fritts            Senior Vice President

Bradley F. Hanson           Senior Vice President

George H. Keith             Senior Vice President

Richard E. Khaleel          Senior Vice President

Stephen R. Laut             Senior Vice President

Susan L. Matteson-King      Senior Vice President

Daniel D. McGinley          Senior Vice President

Antonios G. Poleondakis     Senior Vice President

Robert E. Powers            Senior Vice President

Kevin A. Rowell             Senior Vice President

Raymond S. Sclafani         Senior Vice President

Gregory K. Shannahan        Senior Vice President

Joseph F. Sumanski          Senior Vice President

Peter J. Szabo              Senior Vice President

William C. White            Senior Vice President

Nicholas K. Willett         Senior Vice President

Richard A. Winge            Senior Vice President

Gerard J. Friscia           Vice President and
                            Controller

Ricardo Arreola             Vice President

Kenneth F. Barkoff          Vice President

Charles M. Barrett          Vice President

Gregory P. Best             Vice President

Casimir F. Bolanowski       Vice President

Robert F. Brendli           Vice President

Christopher L. Butts        Vice President

Timothy W. Call             Vice President

Jonathan W. Cangalosi       Vice President

Kevin T. Cannon             Vice President

William W. Collins, Jr.     Vice President

Leo H. Cook                 Vice President

Russell R. Corby            Vice President

John W. Cronin              Vice President

William J. Crouch           Vice President

Robert J. Cruz              Vice President

Richard W. Dabney           Vice President

John F. Dolan               Vice President

Richard P. Dyson            Vice President

John C. Endahl              Vice President

John E. English             Vice President

Sohaila S. Farsheed         Vice President

Duff C. Ferguson            Vice President

Daniel J. Frank             Vice President

Shawn C. Gage               Vice President

Andrew L. Gangolf           Vice President and      Assistant
                             Assistant General      Clerk
                             Counsel

Alex G. Garcia              Vice President

Michael J. Germain          Vice President

Mark D. Gersten             Vice President          Treasurer and
                                                    Chief
                                                    Financial
                                                    Officer

John Grambone               Vice President

Charles M. Greenberg        Vice President

Alan Halfenger              Vice President

William B. Hanigan          Vice President

Michael S. Hart             Vice President

Timothy A. Hill             Vice President

Brian R. Hoegee             Vice President

George R. Hrabovsky         Vice President

Valerie J. Hugo             Vice President

Michael J. Hutten           Vice President

Scott Hutton                Vice President

Oscar J. Isoba              Vice President

Richard D. Keppler          Vice President

Richard D. Kozlowski        Vice President

Daniel W. Krause            Vice President

Donna M. Lamback            Vice President

P. Dean Lampe               Vice President

Nicholas J. Lapi            Vice President

Henry Michael Lesmeister    Vice President

Eric L. Levinson            Vice President

James M. Liptrot            Vice President

James P. Luisi              Vice President

Jerry W. Lynn               Vice President

Michael F. Mahoney          Vice President

Shawn P. McClain            Vice President

David L. McGuire            Vice President

Jeffrey P. Mellas           Vice President

Michael V. Miller           Vice President

Thomas F. Monnerat          Vice President

Timothy S. Mulloy           Vice President

Joanna D. Murray            Vice President

Michael F. Nash, Jr.        Vice President

Nicole Nolan-Koester        Vice President

Daniel A. Notto             Vice President

Peter J. O'Brien            Vice President

John C. O'Connell           Vice President

John J. O'Connor            Vice President

Christopher W. Olson        Vice President

Richard J. Olszewski        Vice President

Catherine N. Peterson       Vice President

James J. Posch              Vice President

Domenick Pugliese           Vice President and      Assistant
                            Assistant General       Clerk
                            Counsel

Bruce W. Reitz              Vice President

Karen C. Satterberg         Vice President

John P. Schmidt             Vice President

Robert C. Schultz           Vice President

Richard J. Sidell           Vice President

Clara Sierra                Vice President

Teris A. Sinclair           Vice President

Scott C. Sipple             Vice President

Martine H. Stansbery, Jr.   Vice President

Vincent T. Strangio         Vice President

Andrew D. Strauss           Vice President

Michael J. Tobin            Vice President

Joseph T. Tocyloski         Vice President

Benjamin H. Travers         Vice President

David R. Turnbough          Vice President

Martha D. Volcker           Vice President

Patrick E. Walsh            Vice President

Mark E. Westmoreland        Vice President

David E. Willis             Vice President

Stephen P. Wood             Vice President

Emilie D. Wrapp             Vice President and      Assistant
                            Assistant General       Clerk
                            Counsel

Michael W. Alexander        Assistant Vice
                            President

Richard J. Appaluccio       Assistant Vice
                            President

Paul G. Bishop              Assistant Vice
                            President

Mark S. Burns               Assistant Vice
                            President

John M. Capeci              Assistant Vice
                            President

Maria L. Carreras           Assistant Vice
                            President

John P. Chase               Assistant Vice
                            President

William P. Condon           Assistant Vice
                            President

Jean A. Coomber             Assistant Vice
                            President

Terri J. Daly               Assistant Vice
                            President

Ralph A. DiMeglio           Assistant Vice
                            President

Faith C. Deutsch            Assistant Vice
                            President

Timothy J. Donegan          Assistant Vice
                            President

Adam E. Engelhardt          Assistant Vice
                            President

Michele Grossman            Assistant Vice
                            President

Theresa Iosca               Assistant Vice
                            President

Erik A. Jorgensen           Assistant Vice
                            President

Eric G. Kalender            Assistant Vice
                            President

Edward W. Kelly             Assistant Vice
                            President

Victor Kopelakis            Assistant Vice
                            President

Evamarie C. Lombardo        Assistant Vice
                            President

Kristine J. Luisi           Assistant Vice
                            President

Kathryn Austin Masters      Assistant Vice
                            President

Richard F. Meier            Assistant Vice
                            President

Rizwan A. Raja              Assistant Vice
                            President

Carol H. Rappa              Assistant Vice
                            President

Mark V. Spina               Assistant Vice
                            President

Gayle S. Stamer             Assistant Vice
                            President

Eileen Stauber              Assistant Vice
                            President

Margaret M. Tompkins        Assistant Vice
                            President

Marie R. Vogel              Assistant Vice          Assistant
                            President               Clerk

Wesley S. Williams          Assistant Vice
                            President

Matthew Witschel            Assistant Vice
                            President

David M. Wolf               Assistant Vice
                            President

Mark R. Manley              Assistant Secretary

    (c)  Not applicable.

ITEM 28. Location of Accounts and Records.

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc. 500 Plaza Drive, Secaucus, New Jersey 07094 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance

         Capital Management L.P., 1345 Avenue of the Americas,
         New York, New York 10105.

ITEM 29. Management Services.

         Not applicable.

ITEM 30. Undertakings.

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest report to shareholders, upon request and without charge.

                            SIGNATURE



         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of October 1999.

                             ALLIANCE GOVERNMENT RESERVES

                             by /s/Ronald M. Whitehill
                               __________________________
                                   Ronald M. Whitehill
                                   President

         Pursuant to the requirements of the Securities Act of l933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

         Signature           Title               Date

1)  Principal
    Executive Officer

    /s/ Ronald M. Whitehill  President           October 28, 1999
    _______________________
        Ronald M. Whitehill

2)  Principal Financial and
    Accounting Officer

    /s/ Mark D. Gersten      Treasurer and       October 28, 1999
    _______________________  Chief Financial
    Mark D. Gersten          Officer

3)  All of the Trustees

    John D. Carifa           David K. Storrs
    Sam Y. Cross             Shelby White
    Charles H.P. Duell       Dave H. Williams
    William H. Foulk, Jr.

    by /s/ Edmund P. Bergan, Jr.                 October 28, 1999
      _________________________
          (Attorney-in-fact)
          Edmund P. Bergan, Jr.

                        Index to Exhibits


(i)      Opinion of Seward & Kissel LLP
(j)      Consent of Independent Auditors
(n)      Financial Data Schedule













































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